SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant  ☒

Filed by a party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Life360, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY COPY - SUBJECT TO COMPLETION

LIFE360, INC.

1900 S Norfolk Street

San Mateo, CA 94403

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Wednesday, May 31, 2023 (Australia) and Tuesday, May 30, 2023 (U.S.)

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of LIFE360, INC., a Delaware corporation (the “Company”). The meeting will be held on Wednesday, May 31, 2023, at 9:30 a.m. Australian Eastern Time (Tuesday, May 30, 2023, at 4:30 p.m. Pacific Time) electronically via webcast at https://web.lumiagm.com/399569800. You will not be able to attend the meeting in person. The meeting will be held for the following purposes:

1.	To elect the Board of Directors’ three nominees for director to hold office until the 2026 Annual Meeting of Stockholders.

2.

To approve the Company’s 2011 Stock Plan (as amended, the “Stock Plan”), the terms of which are summarized in this Proxy Statement, for purposes of Australian Securities Exchange (“ASX”) Listing Rule 7.2, exception 13.

3.

To approve the grant of 148,884 restricted stock units to acquire shares of common stock of the Company to Chris Hulls on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14.

4.

To approve the grant of restricted stock units to acquire shares of common stock of the Company equal in value to US$154,000 (at the time of the grant) to John Philip Coghlan on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14.

5.

To approve the grant of restricted stock units to acquire shares of common stock of the Company equal in value to US$125,000 (at the time of the grant) to Brit Morin on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14.

6.

To approve the grant of restricted stock units to acquire shares of common stock of the Company equal in value to US$125,500 (at the time of the grant) to James Synge on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14.

7.

To approve the grant of restricted stock units to acquire shares of common stock of the Company equal in value to US$127,000 (at the time of the grant) to Mark Goines on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14.

8.

To approve the grant of restricted stock units to acquire shares of common stock of the Company equal in value to US$135,000 (at the time of the grant) to David Wiadrowski on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14.

9.

To approve the grant of restricted stock units to acquire shares of common stock of the Company equal in value to US$125,500 (at the time of the grant) to Randi Zuckerberg on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14.

10.

To approve the grant of restricted stock units to acquire shares of common stock of the Company equal in value to US$120,000 (at the time of the grant) to Alex Haro on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14.

11.

To ratify the issuance of 7,936,509 CHESS Depositary Interests (“CDIs”) (equivalent to 2,645,503 shares of common stock) at an issue price of A$6.30 per CDI, on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 7.4.

12.	To conduct any other business properly brought before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

This year’s Annual Meeting will be held virtually through a live webcast. You will be able to attend the Annual Meeting, submit questions and vote during the live webcast by visiting https://web.lumiagm.com/399569800 and entering the 16-digit Control Number included in your Notice of Internet Availability or in the instructions that you received via email. Please refer to the additional logistical details and recommendations in the accompanying proxy statement. You may log-in beginning at 9:30 a.m. Australian Eastern Time, on Wednesday, May 31, 2023 (4:30 p.m. Pacific Time on Tuesday, May 30, 2023).

The record date for the Annual Meeting is Tuesday, April 11, 2023, at 7:00 p.m. Australian Eastern Time (Tuesday, April 11, 2023, at 2:00 a.m. Pacific Time). Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. Holders of CDIs (“CDI holders”) may also instruct our CDI depositary, CHESS Depositary Nominees Pty Ltd (“CDN”), to vote the shares underlying their CDIs by following the instructions on the CDI Voting Instruction Form. CDN will vote the applicable shares on behalf of each applicable CDI holder at the Annual Meeting in accordance with the instructions received via the CDI Voting Instruction Form.

By Order of the Board of Directors

Russell Burke

Chief Financial Officer

San Mateo, CA

April    , 2023

You are cordially invited to attend the meeting online. Whether or not you expect to attend the meeting, please complete, date, sign and return the proxy or CDI Voting Instruction Form mailed to you if one was mailed to you, or vote over the telephone or the internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. Even if you have voted by proxy, you may still vote online if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

LIFE360, INC.

1900 S Norfolk Street

San Mateo, CA

PROXY STATEMENT

FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

May 31, 2023 (Australia) and May 30, 2023 (U.S.)

MEETING AGENDA

Proposals	Page	Board Recommendation
Election of Directors	11	For each director nominee
Approval of Stock Plan for purposes of ASX Listing Rule 7.2	23	For
Approval of grant of RSUs to Chris Hulls	29	For
Approval of grant of RSUs to John Philip Coghlan	32	For
Approval of grant of RSUs to Brit Morin	32	For
Approval of grant of RSUs to James Synge	32	For
Approval of grant of RSUs to Mark Goines	32	For
Approval of grant of RSUs to David Wiadrowski	32	For
Approval of grant of RSUs to Randi Zuckerberg	32	For
Approval of grant of RSUs to Alex Haro	32	For
Ratify securities issuance	39	For

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why did I receive a notice regarding the availability of proxy materials on the internet?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because the Board of Directors (the “Board”) of Life360, Inc. (sometimes referred to as the “Company” or “Life360”) is soliciting your proxy to vote at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”), including at any adjournments or postponements of the meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

We intend to mail the Notice on or about            , April    , 2023 (Australia) (or            , April    , 2023 (U.S.)) to all stockholders of record entitled to vote at the Annual Meeting.

Will I receive any other proxy materials by mail?

We may send you a proxy card, along with a second Notice, on or after            , April    , 2023 (Australia) (or            April    , 2023 (U.S.)).

What is a proxy?

If you designate another person or entity to vote shares that you own, such other person or entity is referred to as your proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. When you designate a proxy, you may also direct the proxy how to vote your shares. This is referred to as your “proxy vote”.

How do I attend the Annual Meeting?

You are entitled to attend the Annual Meeting if you were a stockholder or a holder of CHESS Depositary Interests (“CDIs”, and each such holder, a “CDI holder”) as of the close of business on Tuesday, April 11, 2023 (Australia) (the “Record Date”), or hold a valid proxy for the meeting. To be admitted to the Annual Meeting, you will need to visit https://web.lumiagm.com/399569800 and enter the 16-digit Control Number found next to the label “Control Number” on your Notice of Internet Availability, proxy card or voting instruction form, or in the email sending you the Proxy Statement.

If you are a beneficial stockholder, you should contact the bank, broker or other institution where you hold your account well in advance of the meeting if you have questions about obtaining your Control Number. If you are a CDI holder, you should complete and submit your CDI Voting Instruction Form as described below.

Whether or not you participate in the Annual Meeting, it is important that you vote your shares.

We encourage you to access the Annual Meeting before it begins. Online check-in will start approximately 60 minutes before the meeting on Wednesday, May 31, 2023 (Australia) (Tuesday, May 30, 2023 (U.S.)).

What if I cannot find my Control Number?

Please note that if you do not have your Control Number and you are a registered stockholder, operators at (13) 0063 1206 within Australia or +61 3 9415 4393 outside of Australia will be able to provide your Control Number to you. you will be able to login as a guest. To view the meeting webcast visit https://web.lumiagm.com/399569800 and register as a guest. If you login as a guest, you will not be able to vote your shares or ask questions during the meeting.

If you are a beneficial owner (that is, you hold your shares in an account at a bank, broker or other holder of record), you will need to contact that bank, broker or other holder of record to obtain your Control Number prior to the Annual Meeting.

Will a list of record stockholders as of the Record Date be available?

For the ten days ending the day prior to the Annual Meeting, a list of our record stockholders as of the Record Date will be available for examination by any stockholder of record for a legally valid purpose at our corporate headquarters during regular business hours. To access the list of record stockholders beginning May 20, 2023 (U.S.) and until the meeting, stockholders should email investors@life360.com.

Where can we get technical assistance?

If you have difficulty accessing the meeting, please call (13) 0063 1206 within Australia or +61 3 9415 4393 outside of Australia where technicians will be available to help you.

For the Annual Meeting, how do we ask questions of management and the board?

We plan to have a Q&A session at the Annual Meeting and will include as many stockholder questions as the allotted time permits. Only stockholders that attend the Annual Meeting via the virtual online facility will be able to ask questions at the meeting. If you have a specific question that you would like to submit to the chair of the meeting, please send your question via email to investors@life360.com OR to: Company Matters Level 12, 680 George Street, Sydney NSW Australia 2000 (PO Box 20547, World Square NSW Australia 2002) Attention: Graeme Blackett no later than Friday, May 26, 2023 at 11:30am Australian Eastern Time (Thursday, May 25, 2023 at 4:30pm Pacific Time). Only questions pertinent to the business to be conducted at the Annual Meeting will be answered during the meeting, subject to time constraints. Questions that are substantially similar may be grouped together to avoid repetition.

If I miss the Annual Meeting, will there be a copy posted online?

Yes, a replay of the Annual Meeting webcast will be available at our Investor Relations website at investors.life360.com and remain for at least one year.

Who can vote at the Annual Meeting?

Only those stockholders of record, or beneficial owners of shares held in Street Name (as defined below), at the Record Date will be entitled to vote at the meeting and any adjournment or postponement thereof.

As at the Record Date, there are            shares of common stock outstanding (equivalent to            CDIs), all of which are entitled to vote with respect to the items to be acted upon at the Annual Meeting, subject to applicable voting exclusions. Therefore, there are currently a total of            votes entitled to be cast at the Annual Meeting.

Each share of common stock is entitled to one vote per share. Each CDI represents 1/3 of a share of common stock.

Votes for, against and abstentions will all be counted as present and entitled to vote for the purposes of determining whether a quorum is present.

Stockholder of Record: Shares Registered in Your Name

If you own shares registered directly in your name with the Company’s U.S. share registrar, Computershare Trust Company, N.A. (“Computershare U.S.”), you are considered the stockholder of record with respect to those shares. As a stockholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person at the Annual Meeting. Whether or not you plan to attend the meeting, we urge you to fill out and return or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time to ensure your vote is counted.

Beneficial Owner: Shares or CDIs Registered in the Name of a Broker or Bank

If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the stockholder of record with respect to those shares, while you are considered the beneficial owner of those shares and your shares are held in street name (“Street Name”). Street Name holders generally cannot vote their shares directly and must instead instruct the broker, bank, trust or other nominee on how to vote their shares using the method described in the notice that such broker, bank, trust or other nominee sends to the Street Name holders. Since a Street Name holder is not the stockholder of record, the Street Name holder may not vote their shares in person at the Annual Meeting unless such holder obtains a “legal proxy” from their applicable broker, bank, trustee, or nominee giving such holder the right to vote the shares at the meeting.

CHESS Depositary Nominees Pty Ltd (“CDN”) is the stockholder of record for all shares beneficially owned by holders of CDIs. Holders of CDIs are entitled to receive the Notice and attend the Annual Meeting and may direct CDN to vote at the Annual Meeting by using the method described in the CDI Voting Instruction Form.

What am I voting on?

There are twelve matters scheduled for a vote:

•	the election of three directors (Proposal 1);

•	the approval of the Stock Plan for purposes of Australian Securities Exchange (“ASX”) Listing Rule 7.2 (Proposal 2);

•	the approval of the grant of restricted stock units (“RSUs”) to Chris Hulls for the purposes of ASX Listing Rule 10.14 (Proposal 3);

•	the approval of the grant of RSUs to the non-executive directors for the purposes of ASX Listing Rule 10.14 (Proposals 4 to 10); and

•	ratification of securities issuance (Proposal 11).

What if another matter is properly brought before the meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote with discretionary authority on those matters in accordance with their best judgment.

Can I vote my shares or CDIs in person at the meeting?

Please Note: You may only vote your shares in person at the Annual Meeting by registering and participating in the virtual online facility if you own shares of common stock and are a stockholder of record on the Record Date. CDI holders can participate in the Annual Meeting by registering and participating in the virtual online facility, however, CDI holders are unable to vote during the meeting. For votes to be counted, CDI holders must submit their properly completed CDI Voting Instruction Form and lodge it with the Company’s Australian share registrar, Computershare Investor Services Pty Limited (“Computershare AUS”) no later than 5:00 p.m. (Australian Eastern Time) on Friday, May 26, 2023 (12:00 a.m. (Pacific Time) on Friday, May 26, 2023) and in a manner as set out in this Notice of Annual Meeting.

Even if you currently plan to attend the virtual meeting and vote your shares at the meeting, we recommend that you submit a proxy so that your vote will be counted if you later decide not to attend the meeting. If you submit your vote by proxy and later decide to vote in person at the Annual Meeting, the vote you submit at the Annual Meeting will override your proxy vote.

If you are a Street Name holder of shares of common stock, you may vote your shares in person at the meeting only if you obtain and provide to Computershare U.S. prior to the meeting a signed letter or other form of proxy from your broker, bank, trust, or other nominee giving you the right to vote the shares at the meeting.

How do I vote?

You may either vote “For” all the nominees to the Board or you may “Withhold” your vote for any nominee you specify. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.

Proxy cards

Valid, signed, and dated proxy cards must be received by Computershare U.S. no later than 9:30 a.m. on Monday, May 29, 2023 Australian Eastern Time (Sunday, May 28, 2023 at 4:30 pm Pacific time).

CDI Voting Instruction Forms

Completed CDI Voting Instruction Forms must be provided to Computershare AUS no later than 5:00 p.m. (Australian Eastern Time) on Friday, May 26, 2023 (12:00 a.m. (Pacific Time) on Friday, May 26, 2023), in accordance with the instructions on that form. The CDI voting deadline is one business day prior to the date that proxy cards are due so that CDN may vote the shares underlying the applicable CDIs.

In person (virtual attendance)

Physical attendance at the Annual Meeting is not available. Stockholders may attend the virtual online facility and vote online using the facility during the meeting. CDI holders may attend the virtual Annual Meeting but will not be able to lodge a vote using the virtual online facility and are therefore urged to complete and submit their CDI Voting Instruction Forms as described above, for their vote to be counted.

Stockholder of Record: Shares Registered in Your Name

Stockholders are entitled to vote if they are a stockholder on the Record Date regardless of whether they attend the Annual Meeting.

At the Annual Meeting, every holder of common stock present themselves or by proxy, is entitled to one vote for each share of common stock held on the Record Date on all matters submitted to a vote of the stockholders.

If you are a stockholder of record, you can vote in any of the following ways:

Proxy Forms

By mail	c/o Computershare Investor Services PO Box 505008 Louisville, KY 40233-9814 USA

Online	https://web.lumiagm.com/399569800

By phone	1-800-652-8683 (USA, US Territories & Canada only). Follow the instructions provided by the recorded message.

At the Annual Meeting by the following link: https://web.lumiagm.com/399569800

How do I vote if I hold CDIs?

If you are a CDI holder, you must take one of the following actions in order to vote at the Annual Meeting:

a)	Instructing CDN, as the stockholder of record, to vote the shares underlying your CDIs pursuant to your instructions in the CDI Voting Instruction Form provided to Computershare AUS.

b)	Converting your CDIs into shares of common stock and voting such shares at the meeting in person or by proxy.

Note: In order to vote as a holder of common stock in person at the meeting, such conversion to common stock must be completed prior to the Record Date. CDI holders should contact the Australian share registry, Computershare AUS, for information regarding the conversion process. If CDI holders convert their holding to common stock prior to the Record Date, then they may follow the instructions above for voting as a holder of common stock.

c)

Informing the Company that you wish to nominate yourself or another person to be appointed as CDN’s proxy with respect to the shares underlying your CDIs for the purposes of attending and voting at the Annual Meeting by completing Step 2 in the CDI Voting Instruction Form.

CDI Voting Instruction Forms (Australian Register)

By mail	Share Registry – Computershare Investor Services Pty Limited, GPO Box 242, Melbourne Victoria 3001, Australia

By fax	1800 783 447 (within Australia) +61 3 9473 2555 (outside Australia)

Online:	www.investorvote.com.au

Custodian	For Intermediary Online subscribers only (custodians).

Voting	Please visit www.intermediaryonline.com to submit your voting intentions.

How do I vote if I am a Street Name holder?

If you hold your shares in Street Name, you must vote your shares in the manner set forth by your broker, bank, trust, or other nominee, which is similar to the voting procedures for stockholders of record. You should have received a Notice containing voting instructions from that organization rather than from the Company. To vote prior to the meeting, simply follow the voting instructions in the Notice to ensure that your vote is counted. To vote at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact that organization to request a proxy form.

Internet proxy voting will be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date. Each CDI represents 1/3 of a share of common stock. Therefore, each CDI holder will be entitled to one vote for every 3 CDIs that they hold.

If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?

If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the internet or online at the Annual Meeting, your shares will not be voted.

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of all three nominees for director and “For” the remaining proposals. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

If I am a beneficial owner of shares held in Street Name and I do not provide my broker or bank with voting instructions, what happens?

If you are a beneficial owner of shares held in Street Name and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. Brokers, banks and other securities intermediaries may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine”, but not with respect to “non-routine” matters. None of our proposals are considered to be a “routine” matter.

If you a beneficial owner of shares held in Street Name, and you do not plan to attend the meeting, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

Who is paying for this proxy solicitation?

The Company will pay for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokerage firms, banks, trusts, or other nominees for forwarding proxy materials to Street Name holders and CDI holders. The Company is soliciting proxies by mail. In addition, the directors, officers, and regular employees of the Company may solicit proxies personally, telephonically, electronically or by other means of communication. The Company’s Directors, officers and regular employees will receive no additional compensation for their services other than their regular compensation.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares or CDIs may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.

How do I change my vote or revoke my proxy or voting instructions?

If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•	filing a written statement to that effect with ASX Representative at or before the taking of the vote at the Annual Meeting in the manner specified below;

•	submitting a properly signed proxy card with a later date that is received prior to the close of voting; or

•	attending the Annual Meeting using the virtual online facility, revoking your proxy, and voting via the online facility. Simply attending the meeting will not, by itself, revoke your proxy.

If the written statement is not filed at the Annual Meeting, the written statement to the ASX Representative should be delivered by not later than Monday, May 29, 2023 at 9.30 am Australian Eastern Time (Sunday,

May 28, 2023 at 4:30 p.m. Pacific Time). The written statement can be delivered to Company Matters Pty Ltd, Level 12, 680 George Street, Sydney NSW 2000 (PO Box 20547, World Square NSW 2002) Attention: Graeme Blackett, or hand delivered to such address.

Your most current proxy card or telephone or internet proxy is the one that is counted.

If you are a beneficial owner and hold shares through a broker, bank, or other nominee, you may submit new voting instructions by contacting your broker, bank, or other nominee. You may also change your vote or revoke your voting instructions in person at the Annual Meeting if you obtain a signed proxy from the record holder (broker, bank, or other nominee) giving you the right to vote the shares.

If you are a holder of CDIs and you direct CDN how to vote by completing the CDI Voting Instruction Form, you may revoke those directions by delivering to Computershare AUS, by 5:00 p.m. (Australian Eastern Time) on Friday, May 26, 2023 (12:00 a.m. (Pacific Time) on Friday, May 26, 2023) a written notice of revocation bearing a later date than the CDI Voting Instruction Form previously sent.

When are stockholder proposals and director nominations due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by Wednesday, December 20, 2023 (Australia) (Tuesday, December 19, 2023 (U.S.)), to Life360, Inc., Attn: Management, 1900 S Norfolk Street, San Mateo, CA 94403. If you wish to submit a director nomination at the meeting that is not to be included in next year’s proxy materials, you must do so by 35 business days prior to the date of the annual meeting. In addition, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also comply with the additional requirements of Rule 14a-19(b). If you wish to bring a matter before the stockholders at this year’s annual meeting and you do not notify us before (i) for director nominations, Tuesday, March 14, 2023 (Australia) (Monday, March 13, 2023 (U.S.)) or (ii) for matters other than director nominations, Saturday, March 4, 2023 (Australia) (Friday, March 3, 2023 (U.S.)), for all proxies we receive, the proxyholders will have discretionary authority to vote on the matter, including discretionary authority to vote in opposition to the matter. If you wish to bring a matter before the stockholders at next year’s annual meeting and you do notify us by such applicable date, for all proxies we receive, the proxyholders will have discretionary authority to vote on the matter, including discretionary authority to vote in opposition to the matter, provided that (i) the 2024 proxy statement briefly describes such matter and how proxyholders intend to vote on it and (ii) the stockholder does not comply with the requirements of Rule 14a-4(c)(2) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than Tuesday, March 21, 2023 (Australia) (Monday, March 20, 2023 (U.S.)).

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count, for the proposal to elect directors (Proposal 1), votes “For,” “Withhold” and broker non-votes and, with respect to the other proposals, votes “For” and “Against,” abstentions and, if applicable, broker non-votes. Abstentions are not applicable with respect to Proposal 1. For Proposals 2 through 11, abstentions will have no effect and will not be counted towards the vote total for any of those proposals. Broker non-votes on Proposals 1 through 11 will have no effect and will not be counted towards the vote total for any of those proposals.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in Street Name does not give voting instructions to his or her broker, bank or other securities intermediary holding his or her shares as to how to vote on matters deemed to be “non-routine” under NYSE rules, the broker, bank or other such securities intermediary cannot vote the shares. These un-voted shares are counted as “broker non-votes”, will not be counted for the purpose of establishing a quorum and will have no effect on the outcome of any of the items.

When a beneficial holder of CDIs does not give voting instructions to CDN as to how to vote on a proposal, CDN will not cast a vote on that proposal with respect to that holder’s CDI.

As a reminder, if you are a beneficial owner of shares held in Street Name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

Are any stockholders excluded from voting?

Under our Bylaws, matters submitted for stockholder approval generally require the approval of a majority of the votes cast affirmatively or negatively. However, ASX Listing Rule 14.11.1 provides that the votes entitled to be cast by certain holders must be disregarded in determining whether such proposal is approved by stockholders. Therefore, approval of each proposal, other than Proposal 1, requires (i) the affirmative vote of a majority of the votes cast affirmatively or negatively, pursuant to our Bylaws, and (ii) the affirmative vote of a majority of the votes cast affirmatively or negatively by the holders who are not affected by the action contemplated by the proposal, pursuant to ASX Listing Rule 14.9. For purposes of calculating the vote, the Company will disregard any votes cast in favor of:

•	Proposal 2 by or on behalf of: (a) any person who is eligible to participate in the Stock Plan; or (b) an associate of any person who is eligible to participate in the Stock Plan.

•

Proposals 3, 4, 5, 6, 7, 8, 9 or 10 (respectively) by or on behalf of any person referred to in ASX Listing Rule 10.14.1 (i.e., directors of the Company), Rule 10.14.2 (i.e., any associate of any director of the Company) or Rule 10.14.3 (i.e., any person whose relationship with the entity or a person referred to in Rules 10.14.1 or 10.14.2 is, in ASX’s opinion, such that approval should be obtained) who are eligible to participate in the Stock Plan and any associate of such persons.

•	Proposal 11 by or on behalf of: (a) any person who participated in the issue of securities; or (b) an associate of that person or persons.

However, the above exclusions do not apply to a vote cast in favor of such proposals by:

a)	a person as proxy or attorney for a person who is entitled to vote on the proposal, in accordance with directions given to the proxy or attorney to vote on the proposal in that way; or

b)	the chair of the meeting as proxy or attorney for a person who is entitled to vote on the proposal, in accordance with a direction given to the chair to vote on the proposal as the chair decides; or

c)	a holder acting solely in a nominee, trustee, custodial or other fiduciary capacity on behalf of a beneficiary provided the following conditions are met:

i)	the beneficiary provides written confirmation to the holder that the beneficiary is not excluded from voting, and is not an associate of a person excluded from voting, on the proposal; and

ii)	the holder votes on the proposal in accordance with directions given by the beneficiary to the holder to vote in that way.

How many votes are needed to approve each proposal?

Subject to voting exclusion statements for a particular proposal, the following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	Election of Directors	Nominees receiving the most “For” votes; withheld votes will have no effect.	Not applicable	No effect

2	Approval of Stock Plan for purposes of ASX Listing Rule 7.2	“For” votes from the holders of a majority of votes cast affirmatively or negatively*	No effect	No effect

3	Approval of grant of RSUs to Chris Hulls	“For” votes from the holders of a majority of votes cast affirmatively or negatively*	No effect	No effect

4	Approval of grant of RSUs to John Philip Coghlan	“For” votes from the holders of a majority of votes cast affirmatively or negatively*	No effect	No effect

5	Approval of grant of RSUs to Brit Morin	“For” votes from the holders of a majority of votes cast affirmatively or negatively*	No effect	No effect

6	Approval of grant of RSUs to James Synge	“For” votes from the holders of a majority of votes cast affirmatively or negatively*	No effect	No effect

7	Approval of grant of RSUs to Mark Goines	“For” votes from the holders of a majority of votes cast affirmatively or negatively*	No effect	No effect

8	Approval of grant of RSUs to David Wiadrowski	“For” votes from the holders of a majority of votes cast affirmatively or negatively*	No effect	No effect

9	Approval of grant of RSUs to Randi Zuckerberg	“For” votes from the holders of a majority of votes cast affirmatively or negatively*	No effect	No effect

10	Approval of grant of RSUs to Alex Haro	“For” votes from the holders of a majority of votes cast affirmatively or negatively*	No effect	No effect

11	Ratify securities issuance	“For” votes from the holders of a majority of votes cast affirmatively or negatively*	No effect	No effect

*

As noted above, for purposes of calculating the voting results pursuant to ASX Listing Rule 14.11.1 the Company will disregard certain votes. See “Questions and Answers About These Proxy Materials and Voting—Are any stockholders excluded from voting?” for more information. Accordingly, approval of these proposals will require (i) the affirmative vote of a majority of the votes cast affirmatively or negatively, pursuant to our Bylaws, and (ii) the affirmative vote of a majority of the votes cast affirmatively or negatively by the holders who are not affected by the action contemplated by the proposal, pursuant to ASX Listing Rule 14.11.1. In the event a vote is cast on a proposal by or on behalf of any person whose vote must be disregarded as noted above, the vote will have no effect on the outcome of the proposal for purposes of calculating the voting results.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least one-third of the outstanding shares entitled to vote are present at the meeting virtually or represented by proxy. On the Record Date, there were            shares outstanding and entitled to vote.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, either the chair of the meeting or the holders of a majority of shares present at the meeting or represented by proxy may adjourn the meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. The Board presently has nine members. There are three directors in the class whose term of office expires in 2023. Each of the nominees listed below is currently a director of the Company who was previously elected by stockholders. If elected at the Annual Meeting, each of these nominees would serve until the 2026 annual meeting and until his or her successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. It is the Company’s policy to encourage directors and nominees for director to attend the Annual Meeting. All of the directors attended the 2022 Annual Meeting of Stockholders.

Directors are elected by a plurality of the votes cast on the election of directors by holders of shares present virtually or represented by proxy. Accordingly, the three nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the three nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by the Company. Each person nominated for election has agreed to serve if elected. The Company’s management has no reason to believe that any nominee will be unable to serve.

The following is a brief biography of each nominee and each director whose term will continue after the Annual Meeting.

Nominees for Election for a Three-year Term Expiring at the 2026 Annual Meeting

Mark Goines, age 69, has served as a member of Life360’s Board since April 2019. Mr. Goines has served as the Chief Financial Officer and Executive Vice President of Strategic Planning of Credit Interlink, Inc., since 2001, and as its Vice Chairman, since 2011, before its merger with Ascend Companies, Inc. Mr. Goines has served as Treasurer and Chief Financial Officer of Ascend Companies, Inc. He served as the Chief Strategy Officer of Personal Capital Corporation from January 2012 to September 2020, its Chief Marketing Officer from June 2014 to June 2016 and its Vice Chairman from June 2016 to September 2020. He currently serves on the boards of server private technology and app-building companies, including BillFloat, Inc., Odeko, LLC, Ascend Companies, Inc., Candex Solutions Inc., Human Interest, Inc., Jasper Credit and Bloom Credit Inc. Mr. Goines earned his Bachelor of Science and Master of Business Administration from the University of California, Berkeley.

We believe that Mr. Goines is qualified to serve on the Board due to his executive experience and industry expertise gained from serving on the board of multiple growth focused technology and app-building companies.

Alex Haro, age 37, co-founder of Life360, has served as a member of Life360’s Board since August 2008 and previously served as Life360’s President from June 2014 to January 2020 and Chief Technology Officer from April 2007 to December 2020. Since October 2021, he has served as a board member and Chief Executive Officer of Hubble Network Inc. In January 2020, Mr. Haro co-founded and currently serves as the Chief Technology Officer and board member of MyMoneyKarma Informatics India Private Limited. In 2015, Mr. Haro was recognized by Forbes 30 Under 30 in Consumer Technology. Prior to Life360, he worked on Orbited. Mr. Haro studied Computer Science at Pomona College.

We believe that Mr. Haro is qualified to serve on the Board due to his institutional knowledge as a Co-Founder and former Chief Technology Officer, as well as his extensive technology industry experience.

Randi Zuckerberg, age 41, has served as a member of Life360’s Board since January 2021. Ms. Zuckerberg currently works with more than 20 early and mid-stage companies as an investor and advisor. She serves as a member of the boards of several companies including Athena Technology Acquisition Corp. II (NYSE: ATEK),

a special purpose acquisition company, Go Noodle, Inc. and The Motley Fool, LLC. Additionally, she has served as a strategic advisor to Open Deal Portal LLC (d/b/a, Republic) since February 2021 and OkCoin, Inc. since September 2021. Over the course of her career, she has helped families navigate the digital world. Through the company she founded in 2012, Zuckerberg Media, she has created award-winning content and experiences that educate families and bring to light issues around digital literacy and safety. Ms. Zuckerberg is the best-selling author of four books, producer of multiple television shows and theater productions, and she hosts a weekly radio show on SiriusXM. Ms. Zuckerberg has been recognized with an Emmy nomination, two Tony awards, a Drama Desk Award, and a Kidscreen Award. Prior to founding her own company, Ms. Zuckerberg was an early employee at Facebook, where she created Facebook Live. She holds a Bachelor of Arts in Psychology from Harvard University.

We believe that Ms. Zuckerberg is qualified to serve on the Board due to her extensive background investing in and advising technology and public companies.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF EACH NAMED NOMINEE.

Directors Continuing in Office Until the 2024 Annual Meeting

Brit Morin, age 37, has served as a member of Life360’s Board since January 2018. Ms. Morin founded BFF, a community for the crypto-curious in January 2022, Offline Ventures, G.P., a venture fund, in March 2020 and is the founder, chief executive officer and board member of Brit Media, Inc., a digital media and commerce brand, founded in 2011. She also previously served on the board of Girl Scouts of America and worked at Google LLC and Apple Inc. (Nasdaq: AAPL). Ms. Morin was named one of Ad Age’s 40 Under 40 in 2018, Forbes 30 Under 30 in 2014 and Fortune’s Most Promising Entrepreneurs in 2015. Ms. Morin received her Bachelor of Science in Business and Communications summa cum laude from the University of Texas at Austin. Ms. Morin was selected to serve on the Board due to her entrepreneurial experience starting and leading venture capital and consumer internet companies.

James Synge, age 55, has served as a member of Life360’s Board since May 2019 and started as an early investor in 2008. Mr. Synge has also served as a Partner at Carthona Capital FS Pty Ltd, an Australian venture capital fund, since 2014. He has held senior positions at Bankers Trust Company Australia, Deutsche Bank AG Frankfurt and UBS AG Zurich. Mr. Synge holds a Bachelor of Business from the University of Technology Sydney and a Master of Tax from the University of Sydney. Mr. Synge was selected to serve on the Board due to his venture capital experience and extensive financial industry knowledge.

David Wiadrowski, age 63, has served as a member of Life360’s Board since March 2019. Mr. Wiadrowski previously served as Director and Chief Financial Officer of ELEVACAO Foundation, Inc., a global non-profit committed to empowering women entrepreneurs, from July 2016 to July 2017, and prior thereto served in various positions at PricewaterhouseCoopers Australia over a period of 25 years, including as Partner and Chief Operating Officer. He currently also serves on the boards of two other Australian listed companies including: oOh! Media Limited (ASX: OML) and Carsales.com Limited (ASX: CAR) and on the boards of several private companies including the Cambodian Children’s Fund, Shadow Wood Nominees Pty Limited, Chrismanda Pty Limited, Seven Sails Pty Limited and Drowski Pty Limited. He holds a Bachelor of Commerce from the University of New South Wales, is a Fellow of the Chartered Accountants of Australia and New Zealand and is a graduate of the Australian Institute of Company Directors. Mr. Wiadrowski was selected to serve on the Board due to his financial industry expertise and experience serving on the boards of several Australian public companies.

Directors Continuing in Office Until the 2025 Annual Meeting

Chris Hulls, age 39, co-founded Life360 in April 2007 and has served as Life360’s Chief Executive Officer and a member of Life360’s Board since then. Mr. Hulls has been an angel investor in, or an advisor to, several technology companies, including Tile, Inc. (“Tile”), Credible Behavioral Health, Inc., Ring LLC, Automattic Inc., Honk Technologies, Inc. and Zendrive Inc. Mr. Hulls received his Bachelor of Science in Business Administration with Highest Honors at the University of California, Berkeley after serving in the United States Air Force. Mr. Hulls has served on the Board since the Company’s formation and has remained on the Board due to the deep institutional knowledge he brings as Co-Founder and Chief Executive Officer of the Company and his business and technology company experience.

Charles “CJ” Prober, age 51, has served as Life360’s President and a member of Life360’s Board since January 2022 and serve as and the Chief Executive Officer of the Company’s subsidiary Tile, Inc. Mr. Prober served as the Chief Executive Officer of Tile, Inc. from September 2018 until its acquisition by Life360 and as a member of Tile’s board since February 2018, including as its Executive Chairman from February 2018 to September 2018. Prior thereto, he served as the Chief Operating Officer of GoPro, Inc. (Nasdaq: GPRO) from January 2017 to February 2018 and its Senior Vice President of Software and Services from June 2014 to December 2016. Mr. Prober has also held positions at Electronic Arts Inc. (Nasdaq: EA), McKinsey & Company and Wilson Sonsini Goodrich & Rosati. Mr. Prober has also served as a member of the board of directors of SciPlay Corporation (Nasdaq: SCPL) since May 1, 2022. He has served on the board of Alloy Technologies Inc. since January 2019. Mr. Prober received his Bachelor of Commerce from the University of Manitoba and a Bachelor of Laws from McGill University. Mr. Prober was selected to serve on the Board due to his institutional knowledge as the Chief Executive Officer of Tile, Inc. and his expertise in the mobile app and technology industry.

John Philip Coghlan, age 71, has served as a member of Life360’s Board since 2009. In February 2017, Mr. Coghlan co-founded the Rivet School, a non-profit start-up focused on providing debt-free college degree attainment, where he currently serves as a board member. Mr. Coghlan previously served as President and Chief Executive Officer of Visa U.S.A. and as Vice Chairman of the Charles Schwab Corporation (NYSE: SCHW). He received a Bachelor of Arts in Psychology from Stanford, a Master’s degree in Public and International Affairs from Princeton University and a Master of Business Administration from Harvard Business School. Mr. Coghlan was selected to serve on the Board due to his experience as an executive and board member of multiple large companies.

Board Diversity

The Board Diversity Matrix, below, provides the diversity statistics for our Board.

Board Diversity Matrix (As of December 31, 2022)
Total Number of Directors	#
	Female	Male	Non- Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	4		3
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian		1
Hispanic or Latinx		1
Native Hawaiian or Pacific Islander
White	2	3
Two or More Races or Ethnicities		1
LGBTQ+
Did Not Disclose Demographic Background	3

Board Skills

Experience	Number of Directors with the Experience

Executive Management, Leadership & Strategy

Experience and an ability to evaluate the performance of the CEO and senior executive managers and oversee strategic organizational and human resources initiatives.

Governance / Risk Management

Ability to identify, assess and monitor key risks in the company in a wide range of areas.

ASX Experience

Experience on the Board or as a senior executive for an ASX Listed company, resulting in familiarity with the ASX rules, including the requirement for continuous disclosure.

Listed Company Experience

Experience on the Board or as a senior executive for a Listed company other than on the ASX, resulting in familiarity with the Listing rules, including the requirement for continuous disclosure.

Finance / Accounting

Qualification / experience in accounting and / or finance and the ability to analyze and critically assess financial statements, viability and performance; contribute to strategic financial planning and oversee budgets and funding arrangements.

Legal

Qualification / experience in law and the ability to contribute to the assessment of the legal risk profile of the company.

Marketing

Knowledge and experience in the strategic use of marketing and its inter-relationship with sales and product.

IT / Product

Knowledge and experience in the strategic use of information technology and design of product, particularly in relation to online businesses.

Experience	Number of Directors with the Experience

Business Development / M & A

Knowledge and experience in identifying and assessing business development opportunities, in particular experience in negotiating, assessing commercial terms and completing mergers / acquisitions or disposals.

Industry: Technology

Knowledge, experience and networks in the technology industry, either through direct involvement or through the provision of services to the businesses in early stage of development.

Industry: Online

Knowledge, experience and networks in the online industry, with a keen understanding of current trends and the ability to think forward to upcoming developments including disruption.

Hardware

Knowledge, experience and networks in the hardware industry, with a keen understanding of current trends and the ability to think forward to upcoming developments including disruption.

International

Knowledge and experience in markets outside of the U.S., with a preference for experience in the geographical areas in which the company has active users

People & Culture

Experience in managing people, including the ability to evaluate the CEO and senior executive performance, oversee strategic human resource management, workplace culture and the promotion of diversity and inclusion.

Remuneration

Experience in developing, setting and assessing remuneration arrangements for the CEO and senior executives resulting in a high performance culture.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

INDEPENDENCE OF THE BOARD OF DIRECTORS

While we are not currently seeking a listing on the New York Stock Exchange (“NYSE”) or any other U.S. securities exchange, we have assessed the independence of our directors with respect to the definitions of independence prescribed by the NYSE and the SEC, as well as the ASX Corporate Governance Principles and Recommendations (“ASX Corporate Governance Recommendations”) and our Board Charter (which incorporates the ASX definition of independence). Our Board Charter is available to stockholders on the Company’s website at investors.life360.com.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board has affirmatively determined that the following six directors are independent directors within the meaning of the applicable NYSE listing standards and for the purposes of our Board Charter: Messrs. Coghlan, Synge, Goines, Wiadrowski and Mses. Morin and Zuckerberg. In making this determination, the Board found that none of these directors or nominees for director had a material or other disqualifying relationship with the Company.

BOARD LEADERSHIP STRUCTURE

The Board of the Company has an independent chair (the “Board Chair”), Mr. Coghlan, who has authority, among other things, to call and preside over meetings of the Board, including meetings of the independent directors, to set meeting agendas and to determine materials to be distributed to the Board. Accordingly, the Board Chair has substantial ability to shape the work of the Board. The Company believes that separation of the positions of Board Chair and Chief Executive Officer reinforces the independence of the Board in its oversight of the business and affairs of the Company. In addition, the Company believes that having an independent Board Chair creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in the best interests of the Company and its stockholders. As a result, the Company believes that having an independent Board Chair can enhance the effectiveness of the Board as a whole.

ROLE OF THE BOARD IN RISK OVERSIGHT

One of the board’s key functions is informed oversight of the Company’s risk management process. The Audit and Risk Management Committee oversees the Company’s corporate accounting and financial reporting, including auditing of the Company’s financial statements and the qualification, independence, performance and terms of engagement of the Company’s external auditor. This committee is also responsible for monitoring and advising the Board on risk management policies and procedures. The Audit and Risk Management Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit and Risk Management Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function. Audit and Risk Management Committee responsibilities also include oversight of cybersecurity risk management, and, to that end, during the year ended December 31, 2022, the Audit and Risk Management Committee reviewed the Company’s overall risk management framework for the year ended December 31, 2022 and considered that it is sound. A key component of our risk management framework is the regular review of key risks and opportunities by our leadership team. An assessment of areas of potential risks to the business, estimated likelihoods and mitigation strategies are performed. Identified risks are included in a risk register according to the key risk categories which include cyber security, brand, business continuity, talent and financial risks.

Our Remuneration and Nomination Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board as quickly as possible. The Board has delegated to the Audit and Risk Management Committee the responsibility of coordinating between the Board and management with regard to the determination and implementation of responses to any problematic risk management issues.

MEETINGS OF THE BOARD OF DIRECTORS

The Board met ten times during the last fiscal year. Each Board member attended 75% or more of the aggregate number of meetings of the Board and of the committees on which they served, held during the portion of the last fiscal year for which they were a director or committee member.

INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS

The Board has two standing committees: an Audit and Risk Management Committee and a Remuneration and Nomination Committee. The following table provides membership and meeting information for fiscal 2022 for each of the Board committees:

Name	Audit and Risk		Remuneration and Compensation
John Philip Coghlan	X		X
Mark Goines			X	*
Brit Morin			X
James Synge (1)	X
David Wiadrowski	X	*
Randi Zuckerberg	X

Total meetings in fiscal 2022	9		4

*	Committee Chairperson
(1)	Mr. Synge was a member of the Audit and Risk Management Committee until June 27, 2022. The Board re-appointed Mr. Synge to the Audit and Risk Management Committee on February 22, 2023.

Below is a description of each committee of the Board.

Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board has determined that each member of each committee meets the applicable NYSE rules and regulations regarding “independence” and each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company.

Audit and Risk Management Committee

The Audit and Risk Management Committee of the Board was established by the Board to oversee the Company’s corporate accounting and financial reporting processes and audits of its financial statements. For this purpose, the Audit and Risk Management Committee performs several functions. The Audit and Risk Management Committee evaluates the performance of and assesses the qualifications of the independent auditors; determines and approves the engagement of the independent auditors; determines whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors; reviews and approves the retention of the independent auditors to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent auditors on the Company’s audit engagement team as required by law; reviews and approves or rejects transactions between the company and any related persons;

confers with management and the independent auditors regarding the effectiveness of internal control over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; oversees the Company’s information technology risk exposures, including cybersecurity, data privacy and data security; and meets to review the Company’s annual audited financial statements and quarterly financial statements with management and the independent auditor, including a review of the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

The Audit and Risk Management Committee is composed of four directors: Mr. Coghlan, Mr. Synge, Ms. Zuckerberg, and Mr. Wiadrowski. The Audit and Risk Management Committee met nine times during the fiscal year. The Board has adopted a written Audit and Risk Management Committee charter that is available to stockholders on the Company’s website at investors.life360.com.

The Board reviews the NYSE and ASX definitions of independence for Audit and Risk Management Committee members on an annual basis and has determined that all members of the Company’s Audit and Risk Management Committee are independent (as independence is currently defined in Section 303A.07(a) of the NYSE Listed Company Manual and Recommendation 2.3 of the ASX Corporate Governance Recommendations).

The Board has also determined that Mr. Wiadrowski qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. The Board made a qualitative assessment of Mr. Wiadrowski’s level of knowledge and experience based on a number of factors, including his formal education and experience as an audit partner for public reporting companies.

Report of the Audit and Risk Management Committee of the Board of Directors*

The Audit and Risk Management Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2022 with management of the Company. The Audit and Risk Management Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit and Risk Management Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit and Risk Management Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit and Risk Management Committee has recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

Mr. David Wiadrowski

Mr. John Philip Coghlan

Mr. James Synge

Ms. Randi Zuckerberg

*

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Remuneration and Nomination Committee

The Remuneration and Nomination Committee is composed of three directors: Mr. Coghlan, Ms. Morin and Mr. Goines. All members of the Company’s Remuneration and Nomination Committee are independent (as independence is currently defined in Section 303A.02 of the NYSE Listed Company Manual and Recommendation 2.3 of the ASX Corporate Governance Recommendations). The Remuneration and Nomination Committee met four times during the fiscal year. The Board has adopted a written Remuneration and Nomination Committee charter that is available to stockholders on the Company’s website at investors.life360.com.

The Remuneration and Nomination Committee acts on behalf of the Board to review, recommend for adoption and oversee the Company’s compensation strategy, policies, plans and programs, including:

•

establishment of corporate and individual performance objectives relevant to the compensation of the Company’s executive officers, directors, and other senior management and evaluation of performance in light of these stated objectives;

•	oversee human capital management, including the Company’s culture and diversity and inclusion programs and initiatives;

•

review and recommendation to the Board for approval of the compensation and other terms of employment or service, including severance and change-in-control arrangements, of the Company’s Chief Executive Officer and the other executive officers and directors; and

•	administration of the Company’s equity compensation plans, pension and profit-sharing plans, deferred compensation plans and other similar plan and programs.

Remuneration and Nomination Committee Processes and Procedures

Typically, the Remuneration and Nomination Committee meets at least two times annually and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chair of the Remuneration and Nomination Committee, in consultation with the Chief People Officer and Compensia, Inc. (“Compensia”). The Remuneration and Nomination Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Remuneration and Nomination Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Remuneration and Nomination Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Remuneration and Nomination Committee regarding his compensation or individual performance objectives. The charter of the Remuneration and Nomination Committee grants the Remuneration and Nomination Committee the authority to obtain, at the expense of the Company, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that the Remuneration and Nomination Committee considers necessary or appropriate in the performance of its duties. The Remuneration and Nomination Committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising the Remuneration and Nomination Committee. In particular, the Remuneration and Nomination Committee has the sole authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under the charter, the Remuneration and Nomination Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Remuneration and Nomination Committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.

Since August 2020 the Company engaged Compensia as compensation consultants. The Company requested that Compensia:

•	evaluate the efficacy of the Company’s existing compensation strategy and practices in supporting and reinforcing the Company’s long-term strategic goals; and

•	assist in refining the Company’s compensation strategy and in developing and implementing an executive compensation program to execute that strategy.

As part of its engagement, Compensia was requested by the Remuneration and Nomination Committee to develop a comparative group of companies and to perform analyses of competitive performance and compensation levels for that group. At the request of the Remuneration and Nomination Committee, Compensia also conducted individual interviews with members of the Remuneration and Nomination Committee and senior management to learn more about the Company’s business operations and strategy, key performance metrics and strategic goals, as well as the labor markets in which the Company competes. Compensia ultimately developed recommendations that were presented to the Remuneration and Nomination Committee for its consideration. Following an active dialogue with Compensia, the Remuneration and Nomination Committee recommended that the Board approve the recommendations of Compensia.

Historically, the Remuneration and Nomination Committee has recommended most of the significant adjustments to annual compensation, recommended bonus and equity awards and established new performance objectives at one or more meetings held during the first quarter of the year. However, the Remuneration and Nomination Committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of the Company’s compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation, at various meetings throughout the year. Generally, the Remuneration and Nomination Committee’s process comprises two related elements: (1) the recommendation or, in the case of the Chief Executive Officer, the determination of compensation levels and (2) the establishment of performance objectives for the current year. For executives other than the Chief Executive Officer, the Remuneration and Nomination Committee solicits and considers evaluations and recommendations submitted to the Remuneration and Nomination Committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Remuneration and Nomination Committee, which determines any adjustments to his compensation as well as awards to be granted. For all executives and directors as part of its deliberations, the Remuneration and Nomination Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels and current Company-wide compensation levels and recommendations of the Remuneration and Nomination Committee’s compensation consultant, including analyses of executive and director compensation paid at other companies identified by the consultant.

Board of Directors Nominations

The Remuneration and Nomination Committee is also responsible for identifying, reviewing and evaluating candidates to serve as directors of the Company (consistent with criteria approved by the Board), reviewing and evaluating incumbent directors, recommending candidates to the Board for election to the Board, making recommendations to the Board regarding the membership of the committees of the Board, and assessing the performance of the Board.

The Remuneration and Nomination Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements and having high personal integrity and ethics. The Remuneration and Nomination Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of the Company’s stockholders. However, the Remuneration and Nomination Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Remuneration and Nomination Committee typically considers diversity (including gender, racial and ethnic diversity), age, skills and such other factors as it deems appropriate, given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability.

The Remuneration and Nomination Committee appreciates the value of thoughtful Board refreshment, and regularly identifies and considers qualities, skills and other director attributes that would enhance the composition of the Board. In the case of incumbent directors whose terms of office are set to expire, the Remuneration and Nomination Committee reviews these directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. The Remuneration and Nomination Committee also takes into account the results of the Board’s self-evaluation, conducted annually on a group and individual basis and every three years, conducted with an outside consultant. In the case of new director candidates, the Remuneration and Nomination Committee also determines whether the nominee is independent, which determination is based upon applicable NYSE listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Remuneration and Nomination Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Remuneration and Nomination Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Remuneration and Nomination Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote.

At this time, the Remuneration and Nomination Committee does not have a policy with regard to the consideration of director candidates recommended by stockholders. The Remuneration and Nomination Committee believes that it is in the best position to identify, review, evaluate and select qualified candidates for Board membership, based on the comprehensive criteria for Board membership approved by the Board.

Remuneration and Nomination Committee Interlocks and Insider Participation

As noted above, the Remuneration and Nomination Committee consists of Mr. Coghlan, Ms. Morin and Mr. Goines. None of the members of the Remuneration and Nomination Committee was at any time during 2022 or at any other time one of our officers or employees, and none had or have any relationships with us that are required to be disclosed under Item 404 of Regulation S-K. During 2022, none of our executive officers served as a member of the board of directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our board of directors or Remuneration and Nomination Committee.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholders are encouraged to submit questions or requests for information directly to the Company via the Company’s website at www.life360.com in accordance with the Company’s Shareholder Communication Policy. Every effort is made to ensure that the views of stockholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner.

CODE OF CONDUCT

The Company has adopted a Code of Conduct that applies to all officers, directors, employees, contractors, consultants, and authorized representatives. The Code of Conduct is available on the Company’s website at investors.life360.com. If the Company makes any substantive amendments to the Code of Conduct or grants any waiver from a provision of the Code of Conduct to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.

CORPORATE GOVERNANCE STATEMENT

The Board has documented the governance practices followed by the Company in the Corporate Governance Statement in accordance with the fourth edition of the ASX Corporate Governance Recommendations to assure that the Board has the necessary authority and practices in place to review and evaluate the Company’s business operations as needed and to make decisions that are independent of the Company’s management. The statement is also intended to align the interests of directors and management with those of the Company’s stockholders. The Corporate Governance Statement sets forth the practices the Board intends to follow with respect to board composition and selection including diversity objectives, board meetings and involvement of senior management, Chief Executive Officer performance evaluation and succession planning, corporate social responsibility and board committees and compensation. In furtherance of the objectives set forth in the Corporate Governance Statement, the Company maintains a Diversity Policy. The Corporate Governance Statement, the Diversity Policy, and the charters for each committee of the Board, may be viewed at investors.life360.com.

HEDGING POLICY

As part of the Company’s Securities Trading Policy, all employees (including our executive officers), and Board members are prohibited from engaging in short sales of our securities, buying or selling puts or calls on our securities or otherwise engaging in hedging transactions involving our securities. The Company’s Insider Trading Policy also prohibits pledging the Company’s securities as collateral in a margin account or as collateral for a loan unless the pledge has been approved by the Company’s Chief Financial Officer in accordance with any applicable policy or guidelines of the Company regarding pledging.

PROPOSAL 2

APPROVAL OF 2011 STOCK PLAN (ASX)

The Company established the Stock Plan to assist in attracting, motivating, and retaining directors, management, and employees of the Company. Key principles underpinning the Company’s remuneration strategy include the creation of long-term stockholder value, alignment with stockholder interests, market competitiveness, recognition of individual performance and experience, and also recognition for Company performance. The Company reviews its remuneration policies and practices on an ongoing basis in order to ensure that they are consistent with its strategic goals and human resources objectives and to ensure that they are designed to enhance corporate and individual performance.

The Stock Plan provides for the grant of incentive stock options to employees of the Company and its subsidiaries and affiliates and for the grant of non-statutory stock options, restricted stock and RSUs to employees and consultants of the Company, its subsidiaries, and certain related bodies corporate and the members of the Board.

All of our and our affiliates’ employees, consultants, and non-employee directors are eligible to participate in the Stock Plan and may receive all types of awards other than incentive stock options. Incentive stock options may be granted under the Stock Plan only to our and our affiliates’ employees.

As of             , 2023, we (including our affiliates) had approximately 365 employees, 141 consultants, and seven non-employee directors.

Plan Benefits

The following table sets forth, for each of the individuals and various groups indicated, the total number of shares of our common stock subject to options and RSUs that have been granted under the Stock Plan as of             , 2023.

2011 Stock Plan
Name and position	Number of shares subject to Options (#)	Number of shares subject to RSUs (#)
Chris Hulls, Co-Founder, Chief Executive Officer and Director	2,090,348	82,926
Charles “CJ” Prober, President and Director of Life360, Chief Executive Officer of Tile (1)	232,752	614,859
Kirsten Daru, Former Chief Privacy Officer, General Counsel and Corporate Secretary (2)	199,781	87,138
All Current Executive Officers as a Group	1,918,265	146,028
All Current Non-Executive Directors as a Group	943,120	16,530
All Current Employees as a Group (including all current non-executive officers)	2,509,191	5,328,421
Each Nominee for Director	—	—
Each Associate of any Director, Executive Officer or Nominee	—	—
Each Other Current 5% Holder or Future 5% Recipient	—	—

(1)

On January 18, 2023, Mr. Prober and the Company agreed that Mr. Prober will step down from his current positions as President of the Company and as the Chief Executive Officer of Tile, effective on the earlier of (i) 30 calendar days after the date that the Company appoints a chief operating officer (or equivalent role) of the Company and (ii) September 2, 2023.

(2)	Effective February 1, 2023, Ms. Daru resigned as Chief Privacy Officer, General Counsel and Corporate Secretary and transitioned to an advisory role.

DESCRIPTION OF THE STOCK PLAN

A summary of the principal features of the Stock Plan is provided in the section titled “Executive Compensation” of this proxy statement. The summary is qualified by the full text of the Stock Plan, a copy of which has been filed as an exhibit to the Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

U.S. Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to participants and us with respect to participation in the Stock Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired the Stock Plan. The Stock Plan is not qualified under the provisions of Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligations.

Nonstatutory Stock Options (NSOs)

Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by us or one of our affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on that date.

We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Incentive Stock Options (ISOs)

The Stock Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss.

If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.

We are not allowed a tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Restricted Stock Awards

Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock award.

Restricted Stock Unit Awards

Generally, the recipient of an RSU award structured to comply with the requirements of Section 409A of the Code or an exemption to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. To comply with the requirements of Section 409A of the Code, the stock subject to an RSU award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the RSU award otherwise complies with or qualifies for an exemption to the requirements of Section 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from an RSU award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.

We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the RSU award.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides certain information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2022.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	8,318,498	7.08	396,347
Equity compensation plans not approved by security holders	0	0	0
Total	8,318,498	7.08	396,347

Why We Are Asking Our Stockholders to Approve the Stock Plan

ASX Listing Rule 7.1 limits the number of equity securities that a listed entity may issue without the approval of its stockholders over any 12-month period to 15% of the fully paid ordinary securities it had on issue at the start of that period (subject to certain adjustments and permitted exceptions).

ASX Listing Rule 7.2, exception 13, provides that ASX Listing Rule 7.1 does not apply to the issue of securities under an employee incentive scheme if, within three years before the issue date, securityholders have approved the issue of securities under the scheme as an exception to ASX Listing Rule 7.1. The Stock Plan is an employee incentive scheme for the purposes of ASX Listing Rule 7.2, exception 13.

Stockholder Approval

If the Stock Plan is approved by stockholders, issues under the Stock Plan over the next three years will fall under ASX Listing Rule 7.2, exception 13, and will not affect the Company’s ability to separately issue up to 15% of its total ordinary securities in any 12-month period (without having to obtain further stockholder approval). However, the exception does not apply to directors and their associates, who are deemed related parties of the Company, and issues to such persons will require separate approval under ASX Listing Rule 10.14.

If the Stock Plan is not approved by stockholders, any issues of securities to employees under an employee incentive scheme will fall under ASX Listing Rule 7.1 and will affect the Company’s ability to issue up to 15% of its total ordinary securities in any 12-month period without having to obtain further stockholder approval.

When seeking approval under ASX Listing Rule 7.2, exception 13, the Company is required to inform stockholders of the maximum number of securities that may be granted under the Stock Plan over the next three years (“Maximum Number”). The Maximum Number is not intended to be a prediction of the actual number of securities to be issued under the Stock Plan, but simply a maximum number for the purposes of setting a ceiling on the number of securities approved to be issued for the purposes of ASX Listing Rule 7.2, exception 13.

The Company has fixed the Maximum Number at 18,000,000 securities for the reasons set out in the below table. However, the Company currently expects new hire and performance grants to be approximately 12,000,000 securities. The remaining 6,000,000 securities may be used as grants to replace departing employees. The

Company expects the combined impact of the new hire grants and replacement grants to not to exceed 5% of shares, on average, on a fully diluted basis per year. This expectation is based on several factors including competition for talent and the Company’s CDI price which directly impacts an employee’s total compensation.

The categories of grants taken into consideration when fixing the Maximum Number are as follows:

Employee turnover

The equity awards granted under the Stock Plan are subject to vesting conditions. If an employee ceases employment prior to the vesting of their awards, those awards are forfeited. Forfeited equity awards do not have any dilutive impact on stockholders, but may be counted towards the Maximum Number of equity awards that may be granted under the Stock Plan for the purposes of ASX Listing Rule 7.2, exception 13.

When replacing a departed employee, the Company will in practice be required to grant new equity awards to the replacement employee. The new equity awards are generally subject to similar vesting conditions as applied to the awards forfeited by the departing employee. These new awards are also counted towards the Maximum Number of equity awards that may be granted under the Stock Plan for the purposes of ASX Listing Rule 7.2, exception 13.

The Company has considered employee turnover, the potential forfeited awards and the potential replacement employee awards when determining the Maximum Number.

New employees

When hiring for new positions, competition for employees necessitates the Company offering remuneration packages which include option and/or RSU grants.

These awards count towards the Maximum Number of equity awards that may be granted under the Stock Plan for the purposes of ASX Listing Rule 7.2, exception 13.

The Company has considered these new awards when determining the Maximum Number.

Performance awards

In order to retain and motivate its employees, the Company intends to grant new equity awards to employees during its semi-annual performance review cycle. This is customary for US technology companies and consistent with market practice.

These awards count towards the Maximum Number of equity awards that may be granted under the Stock Plan for the purposes of ASX Listing Rule 7.2, exception 13.

The Company has considered these new awards when determining the Maximum Number.

Specific information required by ASX Listing Rule 7.2

In accordance with ASX Listing Rule 7.2 exception 13, information is provided as follows:

The material terms of the Stock Plan	The material terms of the Stock Plan are summarized in the section titled “Executive Compensation” in this proxy statement.

Securities issued under the Stock Plan since the Company was listed on ASX	The Company has issued 12,296,287 securities under the Stock Plan between July 30, 2020 (the date the Stock Plan was last approved by stockholders) and February 28, 2023.

Maximum number of securities that may be issued under the Stock Plan over the next three years	Up to 18,000,000 securities.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 2.

PROPOSAL 3

APPROVAL OF GRANT OF RSUS TO CHRIS HULLS

Proposal 3 seeks stockholder approval in accordance with ASX Listing Rule 10.14 for the grant of RSUs to Chris Hulls under the Stock Plan, for the year ending December 2023.

The Board considers that this grant of RSUs to Chris Hulls would be a cost effective and efficient reward for the Company to make to appropriately incentivize his continued performance and is consistent with the strategic goals and targets of the Company.

Refer to the section titled “Executive Compensation” in this proxy statement for a summary of the terms and conditions of the Stock Plan.

ASX Listing Rule 10.14

In accordance with ASX Listing Rule 10.14, the Company must not permit a director and any of his or her associates to acquire securities under an employee incentive scheme unless it obtains stockholder approval. Therefore, the issue of RSUs to each director requires the approval of stockholders for the purposes of ASX Listing Rule 10.14.

Details of any securities issued under the Stock Plan will be published in the Company’s Annual Report on Form 10-K for the fiscal year ended 2023 relating to the period in which they were issued, along with a statement that the approval for the issue was obtained under ASX Listing Rule 10.14.

Any additional persons covered by ASX Listing Rule 10.14 who become entitled to participate in an issue of securities under the Stock Plan after this proposal is approved, and who were not named in this Notice, will not participate until stockholder approval is obtained under that ASX Listing Rule.

Meeting Date Fair Market Value (“Meeting Date FMV”)

For the purposes of Proposal 3, the Meeting Date FMV shall be reflected as a U.S. Dollar value and shall be equal to the closing price of one CDI on the Meeting Date or, if there is no such closing price, the last closing price of one CDI prior to the Meeting Date (Australian Eastern Time), as adjusted as necessary to (i) reflect the CDI/per share of common stock ratio in effect as of such Meeting Date and (ii) take into account the exchange rate for such currency as published in the Wall Street Journal on the Meeting Date or, if there is no exchange rate for such date, the last exchange rate published prior to the Meeting Date.

Specific Information required by ASX Listing Rule 10.15

For the purposes of ASX Listing Rule 10.15, the following additional information is provided to stockholders:

Recipient RSUs	RSUs will be granted to Chris Hulls, the Co-Founder and CEO of the Company. Chris Hulls is a director of the Company and consequently falls within the category of person listed in ASX Listing Rule 10.14.1.

Chris Hulls’ current cash remuneration	A base salary of US$500,000 and a target cash bonus of US$250,000 for the period January 1, 2023 to December 31, 2023.

Number of securities previously granted under the Stock Plan

•  October 1, 2013: 167,000 options with an exercise price of US$0.58 per Share and an expiry date of September 30, 2023.*

•  October 31, 2013: 520,843 options with an exercise price of US$0.58 per Share and an expiry date of October 30, 2018.**

•  August 11, 2014: 707,996 options with an exercise price of US$0.91 per Share and an expiry date of August 10, 2024.*

•  August 11, 2014: 9,736 options with an exercise price of US$0.91 per Share and an expiry date of August 10, 2024.*

•  October 24. 2017: 208,987 options with an exercise price of US$2.15 per Share and an expiry date of October 23, 2027.

•  July 16, 2018: 1,269,386 options with an exercise price of US$2.53 per Share and an expiry date of July 15, 2028.

•  October 30, 2018: 10 options with an exercise price of US$9.55 per Share and an expiry date of October 29, 2028.

•  April 7, 2020: 49,453 RSUs with a grant price of US$4.11 and fully vested on 7 April 2022.

•  July 31, 2020: 230,000 options with an exercise price of US$4.15 per Share and an expiry date of July 31, 2030.

•  April 29, 2021: 100,000 options with an exercise price of US$13.35 per share and an expiry date of April 29, 2027 and 50,000 RSUs.

•  May 20, 2022: 54,800 RSUs and 64,616 options with an exercise price of US$8.19 per share and an expiry date of May 20, 2028

*   This grant was subsequently cancelled and is not currently outstanding. No Shares subject to the grant were exercised.

**   This grant subsequently expired and is not currently outstanding. No Shares subject to the grant were exercised.

Why this type of security is being used	It is market practice in the U.S. for executive compensation to include an equity component (commonly options and/or RSUs) to incentivize and retain individuals and align their interests with the interests of the stockholders. The proposed grant of RSUs to Chris Hulls is a cost-effective way to incentivize and retain Chris Hulls.

Date of issue of RSUs	The Meeting Date.

Price of issue of RSUs	The Company will issue the RSUs to Chris Hulls under the Stock Plan for nil cash consideration.

Summary of material terms of any loan in relation to the acquisition	The Company will not make a loan to Chris Hulls in connection with the issue of the RSUs.

RSUs

Number of RSUs to be granted	148,884

Summary of material terms of the RSUs and the Stock Plan

The RSUs will vest monthly in equal tranches over three years following January 1, 2023, provided that Chris Hulls remains a director of the Company as at the applicable vesting date and are settled in Shares for nil consideration. Unvested RSUs automatically lapse upon a termination of service unless otherwise determined by the Board.

The RSUs will be issued on terms and conditions set out in the Stock Plan, a summary of which is provided in the section titled “Executive Compensation” in this proxy statement.

Value attributed to the RSUs	The Company values the RSUs at US$1,800,000.

If Proposal 3 is approved, the Company will proceed to grant the relevant RSUs to Chris Hulls. If Proposal 3 is not approved, the Company will not grant the relevant RSUs to Chris Hulls and will consider alternative incentives including an increase to the cash component of Chris Hulls’ compensation.

THE BOARD OF DIRECTORS (EXCLUDING MR. HULLS, WHO ABSTAINS GIVEN HIS PERSONAL INTEREST IN THE PROPOSAL) RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 3

PROPOSALS 4 TO 10

APPROVAL OF GRANT OF RSUS TO NON-EXECUTIVE DIRECTORS

Proposals 4 to 10 seek stockholder approval in accordance with ASX Listing Rule 10.14 for the grant of RSUs to the relevant non-executive directors (as defined below) of the Company under the Stock Plan as follows:

•	Proposal 4 seeks stockholder approval in accordance with ASX Listing Rule 10.14 for the grant of RSUs to John Philip Coghlan under the Stock Plan;

•	Proposal 5 seeks stockholder approval in accordance with ASX Listing Rule 10.14 for the grant of RSUs to Brit Morin under the Stock Plan;

•	Proposal 6 seeks stockholder approval in accordance with ASX Listing Rule 10.14 for the grant of RSUs to James Synge under the Stock Plan;

•	Proposal 7 seeks stockholder approval in accordance with ASX Listing Rule 10.14 for the grant of RSUs to Mark Goines under the Stock Plan;

•	Proposal 8 seeks stockholder approval in accordance with ASX Listing Rule 10.14 for the grant of RSUs to David Wiadrowski under the Stock Plan;

•	Proposal 9 seeks stockholder approval in accordance with ASX Listing Rule 10.14 for the grant of RSUs to Randi Zuckerberg under the Stock Plan;

•	Proposal 10 seeks stockholder approval in accordance with ASX Listing Rule 10.14 for the grant of RSUs to Alex Haro under the Stock Plan.

If stockholder approval is obtained, the RSUs will be issued under and subject to the terms of the Stock Plan.

The Remuneration and Nomination Committee believes that non-executive directors should maintain a meaningful level of share ownership to further align their interests with those of the Company’s stockholders and to ensure compensation is in line with market standards. Accordingly, the Remuneration and Nomination Committee has determined that the equity component of each non-executive director’s remuneration will form between approximately 76% to 78% of his or her total director fee (with the remainder being paid in cash).

ASX Listing Rule 10.14 provides that the Company must not permit a director or an associate of a director to acquire RSUs under an employee incentive scheme without the prior approval of the stockholders of the Company. The Stock Plan is an ‘employee incentive scheme’ for the purposes of the ASX Listing Rules.

Specific Information Required by ASX Listing Rules 10.14 and 10.15

For the purposes of ASX Listing Rules 10.14 and 10.15, the following additional information is provided to stockholders:

Recipient of RSUs	RSUs will be granted to the non-executive directors of the Company, namely, John Philip Coghlan, Brit Morin, James Synge, Mark Goines, David Wiadrowski, Randi Zuckerberg and Alex Haro, who each fall within the category of person listed in ASX Listing Rule 10.14.1.

Why this type of security is being used	The Remuneration and Nomination Committee believes that non-executive directors should maintain a meaningful level of share ownership to further align their interests with those of the Company’s stockholders.

Date of issue of RSUs	The Meeting Date.

Price of issue of RSUs	The Company will issue the RSUs to the non-executive directors under the Stock Plan for nil cash consideration.

Summary of material terms of any loan in relation to the acquisition	The Company will not make a loan to the non-executive directors in connection with the issue of the RSUs.

Summary of material terms of the RSUs and the Stock Plan	The RSUs will vest quarterly in equal tranches over the year following May 15, 2023 provided that the relevant non-executive director remains a director of the Company as at the applicable vesting date and are settled in Shares for nil consideration. Unvested RSUs automatically lapse upon a termination of service unless otherwise determined by the Board. The RSUs will be issued on terms and conditions set out in the Stock Plan, a summary of which is provided in the section titled “Executive Compensation” in this proxy statement.

Number of RSUs to be granted

The number of RSUs to be issued to each non-executive director will be calculated using the following formula (rounded down to the nearest whole Share):

       RSU Value

Meeting Date FMV

The Meeting Date FMV shall be reflected as a U.S. Dollar value and shall be equal to the closing price of one CDI on the Meeting Date or, if there is no such closing price, the last closing price of one CDI prior to the Meeting Date (Sydney time), as adjusted as necessary to (i) reflect the CDI/per share of common stock ratio in effect as of such Meeting Date and (ii) take into account the exchange rate for such currency as published in the Wall Street Journal on the Meeting Date or, if there is no exchange rate for such date, the last exchange rate published prior to the Meeting Date.

Example:

The below table is indicative only and illustrates the value that may be attributed to the RSUs (assuming US$100,000 RSUs are granted) based on different Meeting Date FMVs calculated by the Company:

RSUs
	Based on a Meeting Date FMV of US$12.94(1)	7,727 RSUs
	Based on a Meeting Date FMV of US$15.19(2)	6,583 RSUs
	Based on a Meeting Date FMV of US$17.44(3)	5,733 RSUs

(1)   Rounded to the nearest whole cent and assuming a closing price of A$5.75, CDI/share ratio of 3:1 and exchange rate of A$1:US$0.75.

(2)   Rounded to the nearest whole cent and assuming a closing price of A$6.75, CDI/share ratio of 3:1 and exchange rate of A$1:US$0.75.

(3)   Rounded to the nearest whole cent and assuming a closing price of A$7.75, CDI/share ratio of 3:1 and exchange rate of A$1:US$0.75.

Current total remuneration package for the period ending 14 May 2024 and value of the RSUs	John Philip Coghlan	Director Fees (including membership of the Audit & Risk Management Committee and Remuneration & Nomination Committee): US$92,000 cash and RSUs with a value of US$154,000, the subject of this stockholder approval.
	Brit Morin	Director Fees (including membership of the Remuneration & Nomination Committee): US$39,000 cash; and RSUs with a value of US$125,000 the subject of this stockholder approval.
	James Synge	Director Fees (including membership of the Audit & Risk Management Committee): US$38,500 cash; and RSUs with a value of US$125,500, the subject of this stockholder approval.
	Mark Goines	Director Fees (including Chair of the Remuneration & Nomination Committee): US$40,000 cash; and RSUs with a value of US$127,000, the subject of this stockholder approval.
	David Wiadrowski	Director Fees (including Chair of the Audit & Risk Management Committee): US$40,000 cash; and RSUs with a value of $135,000, the subject of this stockholder approval.
	Randi Zuckerberg	Director Fees (including membership of the Audit & Risk Management Committee): US$38,500 cash; and RSUs with a value of US$125,500, the subject of this stockholder approval.
	Alex Haro	Director Fees: US$35,000 cash; and RSUs with a value of US$120,000, the subject of this stockholder approval.

Number of securities previously granted under the Stock Plan	John Philip Coghlan

•  June 30, 2016: 47,938 options with an exercise price of US$0.18 per Share and an expiry date of June 27, 2022.

•  October 24, 2017: 143,226 options with an exercise price of US$2.15 per Share and an expiry date of October 23, 2027.

•  March 14, 2019: 48,946 options with an exercise price of US$6.28 per Share and an expiry date of March 13, 2029.

•  May 11, 2019: 368 RSUs with a grant price of US$11.15 and fully vested as of May 14, 2020.

•  July 30, 2020: 12,039 RSUs with a grant price of US$7.27 and fully vested as of May 15, 2021.

•  April 29, 2021: 2,330 RSUs and 15,119 Options with an exercise price of US$13.35 and an expiry date of April 29, 2027.

• May 20, 2022: 5,424 RSUs and 25,775 options with an exercise price of US$8.19 and an expiry date of May 20, 2028 No consideration was paid for the grant of the above options or RSUs.

Brit Morin

•  January 24, 2018: 93,947 options with an exercise price of US$2.15 per share, and an expiry date of 23 January 2028.

•  July 30, 2020: 11,331 RSUs with a grant price of US$7.27 and fully vested as of May 15, 2021.

•  April 29, 2021: 1,798 RSUs and 11,663 Options with an exercise price of US$13.35 and an expiry date of April 29, 2027.

•  May 20, 2022: 4,507 RSUs and 21,421 options with an exercise price of US$8.19 and an expiry date of May 20, 2028

No consideration was paid for the grant of the above options or RSUs.

James Synge

•  May 11, 2019: 6,250 RSUs with a grant price of US$11.15 and fully vested as of May 14, 2020.

•  July 30, 2020: 8,756 RSUs with a grant price of US$7.27 and fully vested as of May 15, 2021.

•  April 29, 2021: 1,881 RSUs and 12,203 options with an exercise price of US$13.35 and an expiry date of April 29, 2027.

•  May 20, 2022: 4,581 RSUs and 21,769 options with an exercise price of US$8.19 and an expiry date of May 20, 2028

No consideration was paid for the grant of the above options or RSUs.

Mark Goines

•  June 28, 2012: 32,000 options with an exercise price of US$0.38 and an expiry date of June 27, 2022.

•  May 11, 2019: 6,005 RSUs with a grant price of US$11.15 and fully vested as of May 14, 2020.

•  July 30, 2020: 8,413 RSUs with a grant price of US$7.27 and fully vested as of May 15, 2021.

•  April 29, 2021: 1,865 RSUs and 12,101 options with an exercise price of US$13.35 and an expiry date of April 29, 2027.

•  May 20, 2022: 4,617 RSUs and 21,944 options with an exercise price of US$8.19 and an expiry date of May 20, 2028

No consideration was paid for the grant of the above options or RSUs.

David Wiadrowski

•  May 11, 2019: 7,353 RSUs with a grant price of US$11.15 and fully vested as of May 14, 2020.

•  July 30, 2020: 10,302 RSUs with a grant price of US$7.27 and fully vested as of May 15, 2021.

•  April 29, 2021: 2,135 RSUs and 13,850 options with an exercise price of US$13.35 and an expiry date of April 29, 2027.

•  May 20, 2022: 4,947 RSUs and 23,511 options with an exercise price of US$8.19 and an expiry date of May 20, 2028

No consideration was paid for the grant of the above options or RSUs.

Randi Zuckerberg

•  April 29, 2021: 2,482 RSUs and 16,101 options with an exercise price of US$13.35 and an expiry date of April 29, 2027.

•  May 20, 2022: 4,581 RSUs and 21,769 options with an exercise price of US$8.19 and an expiry date of May 20, 2028

No consideration was paid for the grant of the above options or RSUs.

Alex Haro

•  December 17, 2012: 167,823 options with an exercise price of US$0.38 per Share and expiry date of 16 December 2022*

•  October 31, 2013: 414,003 options with an exercise price of US$0.53 per Share and an expiry date of October 30, 2023*

•  August 11, 2014: 610,092 options with an exercise price of US$0.91 per Share and an expiry date of August 10, 2024*

•  August 11, 2014: 32,089 options with an exercise price of US$0.91 per Share and an expiry date of August 10, 2024*

•  October 24, 2017: 167,189 options with an exercise price of US$2.15 per Share and an expiry date of October 23, 2027**

•  July 16, 2018: 453,352 options with an exercise price of US$2.53 per Share and an expiry date of July 15, 2028**

•  October 30, 2018: 10 options with an exercise price of US$9.55 per Share and an expiry date of October 29, 2028**

•  April 29, 2021: 2,462 RSUs and 15,972 options with an exercise price of US$13.35 and an expiry date of April 29, 2027.

•  May 20, 2022: 4,397 RSUs and 20,899 options with an exercise price of US$8.19 and an expiry date of May 20, 2028

*   This grant was subsequently cancelled and is not currently outstanding. No Shares subject to the grant were exercised.

**   This grant has subsequently stopped vesting as of September 4, 2020. Unvested amounts were subsequently cancelled and no shares subject to the grants have been exercised to date.

No consideration was paid for the grant of the above options or RSUs.

If Proposals 4 to 10 are approved, the Company will proceed to grant the relevant RSUs to the relevant non-executive directors.

If Proposals 4 to 10 are not approved, the Company will not grant the relevant RSUs to the relevant non-executive directors and may increase the cash component of remuneration to appropriately rebalance overall director compensation.

Details of any securities issued under the Stock Plan will be published in the Company’s Annual Report on Form 10-K for the fiscal year ended 2023 relating to the period in which they were issued, along with a statement that the approval for the issue was obtained under ASX Listing Rule 10.14. Any additional persons covered by ASX Listing Rule 10.14 who become entitled to participate in an issue of securities under the scheme after the resolution is approved and who were not named in the notice of meeting will not participate until approval is obtained under that rule.

THE BOARD OF DIRECTORS (EXCLUDING MR. COGHLAN, WHO ABSTAINS GIVEN HIS PERSONAL INTEREST IN THE PROPOSAL) RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 4

THE BOARD OF DIRECTORS (EXCLUDING MS. MORIN, WHO ABSTAINS GIVEN HER PERSONAL INTEREST IN THE PROPOSAL) RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 5

THE BOARD OF DIRECTORS (EXCLUDING MR. SYNGE, WHO ABSTAINS GIVEN HIS PERSONAL INTEREST IN THE PROPOSAL) RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 6

THE BOARD OF DIRECTORS (EXCLUDING MR. GOINES, WHO ABSTAINS GIVEN HIS PERSONAL INTEREST IN THE PROPOSAL) RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 7

THE BOARD OF DIRECTORS (EXCLUDING MR. WIADROWSKI, WHO ABSTAINS GIVEN HIS PERSONAL INTEREST IN THE PROPOSAL) RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 8

THE BOARD OF DIRECTORS (EXCLUDING MS. ZUCKERBERG, WHO ABSTAINS GIVEN HER PERSONAL INTEREST IN THE PROPOSAL) RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 9

THE BOARD OF DIRECTORS (EXCLUDING MR. HARO, WHO ABSTAINS GIVEN HIS PERSONAL INTEREST IN THE PROPOSAL) RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 10

PROPOSAL 11

RATIFICATION OF SECURITY ISSUANCES

The Company announced on November 22, 2022 that it had completed an institutional placement whereby new CDIs were issued to both existing and new investors to raise A$50 million (the “Institutional Placement”). The 7,936,509 new CDIs were issued on November 28, 2022, at an issue price of A$6.30 per CDI.

ASX Listing Rules 7.1 and 7.4

Broadly, subject to a number of exceptions, ASX Listing Rule 7.1 limits the amount of equity securities that a company can issue without the approval of stockholders over any 12-month period to 15% of the fully paid ordinary securities it had on issue at the start of that period. The securities issued under the Institutional Placement do not fit within any of these exceptions and, as they have not yet been approved by the Company’s stockholders, effectively use up part of the 15% limit in ASX Listing Rule 7.1, reducing the Company’s capacity to issue further equity securities without stockholder approval under ASX Listing Rule 7.1 for the 12-month period following these events.

ASX Listing Rule 7.4 allows the stockholders of a listed company to approve an issue of equity securities after it has been made or agreed to be made. If they do, the issue is taken to have been approved under ASX Listing Rule 7.1, and so does not reduce the Company’s capacity to issue further equity securities without stockholder approval under that rule. The Company wishes to retain as much flexibility as possible to issue additional equity securities into the future without having to obtain stockholder approval for such issues under ASX Listing Rule 7.1. To this end, Proposal 11 seeks stockholder approval to ratify the issue of securities under the Institutional Placement and for the purposes of Listing Rule 7.4.

If stockholders approve Proposal 11, the securities issued under the Institutional Placement will be excluded in calculating the Company’s 15% limit in ASX Listing Rule 7.1, effectively increasing the number of equity securities the Company can issue without stockholder approval over the 12-month period following these events.

If stockholders do not approve Proposal 11, the issue of new CDIs under the Institutional Placement will be included in calculating the Company’s 15% limit in ASX Listing Rule 7.1, effectively decreasing the number of equity securities the Company can issue without stockholder approval over the 12-month period following these events.

ASX Listing Rule 7.5

For the purposes of ASX Listing Rule 7.5, the following information is provided:

Names of the persons to whom the Company issued the securities or the basis upon which those persons were identified or selected	New and existing institutional investors who were identified by Bell Potter Securities Limited as lead manager and underwriter, and MST Financial Services Pty Ltd as co-lead manager to the Institutional Placement.

The number and class of securities issued	7,936,509 CDIs (equivalent to 2,645,503 shares).

Date of issue	November 28, 2022.

Issue price of other consideration the Company has received for the securities	A$6.30 per CDI.

The purpose of the issue	To provide balance sheet strength, as announced to the ASX on November 22, 2022.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 11

EXECUTIVE OFFICERS

The following table sets forth certain information regarding our executive officers as of             , 2023.

Name	Age	Position
Chris Hulls	39	Co-Founder, Chief Executive Officer and Director
Russell Burke	62	Chief Financial Officer
David Rice	54	Chief Operating Officer
Samir Kapoor	51	Chief Technology Officer
Charles “CJ” Prober	51	President and Director of Life360, Chief Executive Officer of Tile

For Mr. Hull’s and Mr. Prober’s biographies, see “Proposal 1 Election of Directors” above.

Russell Burke has served as Life360’s Chief Financial Officer since May 2020. Prior to joining Life360, Mr. Burke served as the Chief Financial Officer of Fandor LLC, a subscription-based streaming service, from August 2017 to December 2018. Prior to that, he served as Chief Financial Officer at Globality, Inc., a business-to-business services marketplace, from July 2015 to July 2017. Mr. Burke also previously served as Chief Financial Officer of Mandalay Media, Inc., Magic Leap, Inc. and as Regional Chief Executive Officer of Weight Watchers Australia and New Zealand and held senior financial positions at Sony Music Entertainment. Mr. Burke received his Bachelor of Commerce from the University of Newcastle (Australia) and is a Chartered Accountant in Australia and New Zealand.

David Rice has served as Life360’s Chief Operating Officer since December 2017 and previously served as Chief Product Officer from October 2015 to December 2017. Prior to Life360, Mr. Rice was Chief Product Officer at Vevo LLC, Senior Vice President/General Manager at CBS Interactive Inc., and Vice President of Product at Yahoo Inc. Mr. Rice received his Bachelor of Arts in Business Economics and Japanese from the University of California, Santa Barbara and Master of Business Administration from Harvard Business School.

Samir Kapoor has served as Life360’s Chief Technology Officer since September 2019. He currently also serves on the advisory board of DNX Ventures, an early stage venture capital firm that is focused on B2B startups. Prior to joining Life360, Mr. Kapoor served as the Executive Vice President of Engineering and Product of Swift Navigation, Inc. from March 2018 to September 2019. Prior to that, he served as Senior Vice President of Engineering at Fitbit Inc. from March 2017 to March 2018 and Vice President of Engineering from June 2016 to March 2017. Prior to that, he served as Vice President of Engineering at Qualcomm Technologies, Inc. from 2010 to 2016. Mr. Kapoor served on the board of directors of Qubercomm Technologies, Inc. from August 2018 to December 2021. Mr. Kapoor received his undergraduate degree in Electrical Engineering from the Indian Institute of Technology, Bombay, his Master of Science in Electrical Engineering from Washington State University, Pullman, his Master of Business Administration from the Wharton School at the University of Pennsylvania and his Ph.D. in Electrical Engineering from the University of Notre Dame. Mr. Kapoor developed and holds over 50 U.S. patents granted or pending for his innovations.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of common stock (including shares underlying all issued and outstanding CDIs) of the Company as of March 1, 2023 by (i) each person who, to the Company’s knowledge, owns more than 5% of its common stock, (ii) each of the Company’s named executive officers and directors, and (iii) all of the Company’s executive officers and directors as a group. The table also sets out the names of all persons who have filed an ASIC Form 603 (Notice of initial substantial holder) notifying the Company of a relevant interest in 5% or more of the voting rights attached to the issued securities of the Company, or an ASIC Form 604 (Notice of change of interests of substantial holder) notifying the Company of a change to their relevant interest holding of 1% or more. Shares of our common stock subject to options, warrants, or other rights currently exercisable, or exercisable within 60 days March 1, 2023, are deemed to be beneficially owned and outstanding for computing the share ownership and percentage of the person holding such options, warrants or other rights, but are not deemed outstanding for computing the percentage of any other person. As of March 1, 2023, the Company had 65,396,392 shares of common stock issued and outstanding, including all shares of common stock underlying issued and outstanding CDIs. Unless otherwise indicated below, the address for each beneficial owner is c/o Life360, Inc., 1900 S. Norfolk Street, Suite 310, San Mateo, California 94107.

Name of beneficial owner	Number of shares of common stock beneficially owned(1)	Percentage of common stock beneficially owned
5%+ Stockholders
Regal Funds Management Pty Limited(2)	5,755,737	8.8%
Paradice Investment Management Pty Ltd(3)	4,009,281	6.1%
Entities affiliated with Challenger Limited(4)	3,936,667	6.0%
Directors and named executive officers
Chris Hulls(5)	4,783,734	7.1%
Kristen Daru(6)	100,436	*
John Philip Coghlan(7)	360,258	*
Mark Goines(8)	267,893	*
Alex Haro(9)	2,595,902	3.9%
Brit Morin(10)	138,184	*
Charles (CJ) Prober(11)	323,910	*
James Synge(12)	664,150	1.0%
David Wiadrowski(13)	63,239	*
Randi Zuckerberg(14)	38,344	*
All directors and executive officers as a group (11 individuals)(15)	9,992,770	14.5%

*	Indicates ownership of less than 1%.
(1)	Includes shares of common stock underlying issued and outstanding CDIs.
(2)

Represents 5,755,737 shares of common stock underlying 17,267,212 CDIs of which Regal Funds Management Pty Limited (“Regal Pty”) holds a relevant interest based upon the Company’s corporate records and upon the information provided by Regal Pty in a Notice of Change of Interests of Substantial Holder (a “Form 604”) filed with the ASX on December 23, 2022, which reported that Regal Partners Limited is the legal holder of Regal Pty which has the power to control the exercise of a power to dispose of these securities. The address for Regal Pty and Regal Partners Limited is Level 47, Gateway, 1 Macquarie Place, Sydney, NSW 2000, Australia.

(3)

Represents 4,009,281 shares of common stock underlying 12,029,842 CDIs of which Paradice Investment Management Pty Ltd holds a relevant interest based upon the Company’s corporate records and upon the information provided by Paradice Investment Management Pty Ltd in a Form 604 filed with the ASX on May 27, 2022, which reported that Paradice Investment Management Pty Ltd held a relevant interest and can exercise voting and dispositive power over these shares as a discretionary investment manager or adviser. The address for Paradice Investment Management Pty Ltd is -L27, Chifley Tower, 2 Chifley Square, Sydney NSW 2000, Australia.

(4)

Represents 3,936,667 shares of common stock underlying 11,810,000 CDIs of which Challenger Limited and certain affiliated entities hold relevant interests based upon the Company’s corporate records and upon the information provided by Challenger Limited in a Form 604 filed with the ASX on November 18, 2022, which reported that Challenger Limited and certain affiliated entities listed therein held relevant interests and had shared voting and dispositive power over these shares. The address for Challenger Limited is Level 2, 5 Martin Place, Sydney NSW 2000, Australia.

(5)

Represents (i) 1,253,681 shares of common stock held directly by Mr. Hulls; (ii) 1,686,552 shares of our common stock underlying 5,059,656 CDIs held directly by Mr. Hulls; (iii) 29,960 shares of our common stock underlying 89,880 CDIs held indirectly through ICCA Labs, LLC; (iv) 1,801,121 shares underlying options to purchase common stock that are exercisable within 60 days of March 1, 2023; (v) 4,968 shares underlying restricted stock units that will vest within 60 days of March 1, 2023 but will not be issued within 60 days of March 1, 2023 for administrative reasons; and (vi) 7,452 shares underlying restricted stock units that vested in December 2022, January 2023, and February 2023, but have been or may be issued within 60 days after March 1, 2023 for administrative reasons. Mr. Hulls is a member of ICCA Labs, LLC and the number of shares reported herein represents his proportionate ownership interest in ICCA Labs, LLC.

(6)

Represents (ii) 63,599 shares underlying options to purchase common stock that are exercisable within 60 days of March 1, 2023; (iv) 1,496 shares underlying restricted stock units that will vest and settle within 60 days of March 1, 2023 but will not be issued within 60 days of for administrative reasons; and (v) 35,341 shares underlying restricted stock units that vested in December 2022, January 2023, and February 2023, but have been or may be issued within 60 days after March 1, 2023 for administrative reasons. Effective February 1, 2023, Ms. Daru resigned as Chief Privacy Officer, General Counsel and Corporate Secretary and transitioned to an advisory role.

(7)

Represents (i) 65,449 shares of our common stock held directly by Mr. Coghlan; (ii) 34,893 shares of our common stock held indirectly through the John Coghlan Living Trust; (iii) 258,560 shares underlying options to purchase common stock that are exercisable within 60 days of March 1, 2023; and (iv) 1,356 shares underlying restricted stock units that vested in February 2023, but have been or may be issued within 60 days after March 1, 2023 for administrative reasons.

(8)

Represents (i) 50,591 shares of our common stock held directly by Mr. Goines; (ii) 187,589 shares of our common stock underlying 562,767 CDIs held indirectly through the Goines Wong Living Trust; (iii) 28,559 shares underlying options to purchase common stock that are exercisable within 60 days of March 1, 2023; and (iv) 1,154 shares underlying restricted stock units that vested in February 2023, but have been or may be issued within 60 days after March 1, 2023 for administrative reasons.

(9)

Represents (i) 861,407 shares of our common stock held directly by Mr. Haro; (ii) 1,300,149 shares of our common stock underlying 3,900,447 CDIs held directly by Mr. Haro; (iii) 30,635 shares of our common stock underlying 91,905 CDIs held indirectly through ICCA Labs, LLC; (iv) 402,612 shares underlying options to purchase common stock that are exercisable within 60 days of March 1, 2023; and (v) 1,099 shares underlying restricted stock units that vested in February 2023, but have been or may be issued within 60 days after March 1, 2023 for administrative reasons. Mr. Haro is a member of ICCA Labs, LLC and the number of shares reported herein represents his proportionate ownership interest in ICCA Labs, LLC.

(10)

Represents (i) 15,382 shares of our common stock held directly by Ms. Morin; (ii) 121,675 shares underlying options to purchase common stock that are exercisable within 60 days of March 1, 2023; and (iii) 1,127 shares underlying restricted stock units that vested in February 2023, but have been or may be issued within 60 days after March 1, 2023 for administrative reasons.

(11)

Represents (i) 12,710 shares of our common stock held directly by Mr. Prober; (ii) 3,771 shares of our common stock underlying 11,313 CDIs held directly by Mr. Prober; and (iii) 307,429 underlying restricted stock units that vested in January 2023, but have been or may be issued within 60 days after March 1, 2023 for administrative reasons.

(12)

Represents (i) 19,177 shares of our common stock held directly by Mr. Synge; (ii) 480,347 shares of our common stock underlying 1,441,041 CDIs held directly by Mr. Synge; (iii) 64,379 shares of our common stock underlying 193,137 CDIs held indirectly through ICCA Labs, LLC (the “ICCA Shares”). Mr. Synge has shared investment control held over Carthona Capital FS Pty Ltd. (“Carthona Capital”). Carthona Capital is a member of ICCA Labs, LLC, The ICCA Shares reported as beneficially owned by Mr. Synge represent Carthona Capital’s proportionate ownership interest in ICCA Labs, LLC. Mr. Synge disclaims beneficial ownership of these ICCA Shares except to the extent of his pecuniary interest therein; (iv) 70,573 shares of common stock underlying 211,720 CDIs held indirectly through Stynge Pty Ltd ATF Sandy Bay Trust; (v) 28,529 shares underlying options to purchase common stock that are exercisable within 60 days of March 1, 2023; and (vi) 1,145 shares underlying restricted stock units that vested in February 2023, but have been or may be issued within 60 days after March 1, 2023 for administrative reasons.

(13)

Represents (i) 22,263 shares of our common stock held directly by Mr. Wiadrowski; (ii) 8,256 shares of our common stock underlying 24,768 CDIs held directly by Mr. Wiadrowski; (iii) 31,483 shares underlying options to purchase common stock that are exercisable within 60 days of March 1, 2023; and (iv) 1,237 shares underlying restricted stock units that vested in February 2023, but have been or may be issued within 60 days after March 1, 2023 for administrative reasons.

(14)

Represents (i) 4,772 shares of our common stock held directly by Ms. Zuckerberg; (ii) 32,427 shares underlying options to purchase common stock that are exercisable within 60 days of March 1, 2023; and (iii) 1,145 shares underlying restricted stock units that vested in February 2023, but have been or may be issued within 60 days after March 1, 2023 for administrative reasons.

(15)

Represents (i) 2,343,253 shares of our common stock; (ii) 3,867,804 shares of our common stock underlying 11,603,413 CDIs; (iii) 3,424,213 shares underlying options to purchase common stock that are exercisable within 60 days of March 1, 2023; (iv) 21,386 shares underlying restricted stock units that will vest and settle within 60 days of March 1, 2023 but will not be issued within 60 days of March 1, 2023 for administrative reasons; and (v) 336,114 shares underlying restricted stock units that vested in December 2022, January 2023, and February 2023, but have been or may be issued within 60 days after March 1, 2023 for administrative reasons held by our executive officers and directors as a group.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table shows for the fiscal years ended December 31, 2022 and 2021, compensation awarded to or paid to, or earned by, the Company’s Chief Executive Officer and its two other most highly compensated executive officers at December 31, 2022 (the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary ($) (1)	Stock Awards ($) (2)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (3)	All Other Compensation ($) (4)	Total ($)
Chris Hulls Co-Founder, Executive Director, & CEO (5)	2022	500,000	566,912	2,309,293	552,000	4,400	3,932,605
	2021	393,333	667,500	480,131	262,500	3,600	1,807,064

Charles “CJ” Prober (6)(7) President	2022	400,000	6,874,124	2,602,167	226,000	4,400	10,106,691
Kirsten Daru (6) (8) Chief Privacy Officer, General Counsel and Corporate Secretary	2022	306,667	1,109,905	2,980,373	58,500	4,400	4,459,845

(1)	Amounts reflect salary actually paid during the applicable calendar year.
(2)

Option awards and RSU awards are reported at aggregate grant date fair value in the year granted, as determined in accordance with the provisions of FASB ASC Topic 718. For the assumptions used in valuing these awards for purposes of computing this expense, please see Note 15 of the financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

(3)	Amounts reflect cash bonus amounts earned pursuant to the Life360 Compensation Plan for Board Directors and Company Leadership, discussed in greater detail below.
(4)	For 2021 and 2022, amounts reflect company 401(k) contributions of $3,600 per individual. For 2022, amounts also include $800 in reimbursements for remote work.
(5)	On December 31, 2022, Mr. Hulls earned a $304,000 retention bonus pursuant to his Retention Bonus Agreement described in the Retention Bonus Agreement heading below.
(6)

Mr. Prober and Ms. Daru were not Named Executive Officers in 2021. Mr. Prober and Ms. Daru joined the Company on January 5, 2022 in connection with our Acquisition of Tile, and each of their base salaries and non-equity incentive plan compensation was prorated accordingly.

(7)

On January 18, 2023, Mr. Prober and the Company agreed that Mr. Prober will step down from his current positions as President of the Company and as the Chief Executive Officer of Tile, effective on the earlier of (i) 30 calendar days after the date that the Company appoints a chief operating officer (or equivalent role) of the Company and (ii) September 2, 2023, but will remain President of the Company for an extended period after a new chief operating officer is appointed, and will thereafter serve as an advisor to the company for an extended period.

(8)	Effective February 1, 2023, Ms. Daru resigned as Chief Privacy Officer, General Counsel and Corporate Secretary and transitioned to an advisory role.

Narrative Disclosure to Summary Compensation Table

For 2022, the compensation program for Named Executive Officers consisted of base salary, cash and equity-based incentive compensation, and certain standard employee benefits.

Base Salary

Base salary for each named executive officer is set at a level that is commensurate with the executive’s duties and authorities, contributions, prior experience and sustained performance. Our Named Executive Officers are parties to employment agreements with the Company, each as described further below, which set forth base salary entitlements. As of December 31, 2022, the annual base salaries applicable to our Named Executive Officers were as follows: Mr. Hulls, $500,000, Mr. Prober, $400,000, and Ms. Daru, $320,000.

Bonus Opportunities

In January 2020, we adopted the Life360 Compensation Plan for Board Directors and Company Leadership, an annual bonus plan pursuant to which members of the leadership team (including our named executive officers) identified by the Remuneration and Nomination Committee may be eligible to receive a cash bonus. The amount of the cash bonus depends on the plan participant’s individual performance and the Company’s performance during the relevant financial year and is calculated as a percentage (between 0% to 200%) of the participant’s target bonus amount. This target bonus amount is determined by the Remuneration and Nomination Committee at the start of each year. For example, a participant with a target bonus amount of $50,000 could be entitled to a bonus of, depending on performance, between $0 to $100,000.

The achievement of the target cash bonus amount is subject to the satisfaction of two performance conditions. The target payout is generally linked 50% to the achievement of specific targets as against both individual and Company key performance indicators for that year and 50% to qualitative measures (such as individual or organizational behavior) for that year. An employee’s entitlement to a bonus is assessed, and any bonuses will be paid, bi-annually following completion of our regular performance review process. The Board retains absolute discretion in determining whether bonus payments (in whole or in part) are to be made, and the amount to be paid (namely, between 0% to 200% of the target bonus amount).

The annual cash bonuses awarded to each named executive officer for 2022 performance pursuant to the Life360 Compensation Plan for Board Directors and Company Leadership are set forth above in the Summary Compensation Table in the column titled “Non-Equity Incentive Plan Compensation.”

2022 Equity Awards

In 2022, Mr. Hulls received a stock option to purchase 281,965 shares of common stock and 69,220 RSUs, Mr. Prober received a stock option to purchase 232,752 shares of common stock and 614,859 RSUs, and Ms. Daru received a stock option to purchase 199,781 shares of common stock and 87,138 RSUs, in each case pursuant to the terms of the Stock Plan and each as set forth below in the Outstanding Equity Awards as of Fiscal Year End table.

Retention Bonus Agreement

In May 2016, we entered into a retention bonus agreement with Christopher Hulls, providing that Mr. Hulls will receive a cash bonus of $304,000 subject to his continued employment with us through December 31, 2022. We paid Mr. Hulls this retention bonus in January 2023.

Benefits and Perquisites

We provide benefits to our Named Executive Officers on the same basis as provided to all of our employees, including health, dental and vision insurance; life and disability insurance; and various tax-saving benefits such as a healthcare flexible spending account, a dependent care flexible spending account, a health savings account, a 401(k) plan and commuter benefits.

401(k) Plan

We maintain a tax-qualified retirement plan that provides eligible employees with an opportunity to save for retirement on a tax advantaged basis. Eligible employees are able to defer eligible compensation up to certain Code limits, which are updated annually. We provide automatic matching contributions for 50% of the first 99% of an Employee’s contributions, up to a maximum of $3,600 annually. Our automatic matching contributions are subject to a vesting schedule where 50% of our contributions vest after 1 year of service and 100% of our contributions vest after 2 years of service. Employee contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. Employees are immediately and fully vested in their own contributions. The 401(k) plan is intended to be qualified under Section 401(a) of the Code, with the related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan are deductible by us when made, and contributions and earnings on those amounts are not taxable to the employees until withdrawn or distributed from the 401(k) plan.

Agreements with Named Executive Officers

Christopher Hulls Employment Agreement

On May 14, 2019, we and Mr. Hulls entered into an employment agreement. Pursuant to this agreement, Mr. Hulls was entitled to an initial base salary of $300,000, which was increased to $400,000 for fiscal year 2021 and further increased to $500,000 for fiscal year 2022. Mr. Hulls is eligible to participate in our employee benefit plans and programs. Mr. Hulls’ employment is “at-will,” provided that we are required to give Mr. Hulls at least six (6) months’ notice in the event of our termination of Mr. Hulls’ employment without Cause (as defined therein), which excludes terminations due to death or disability. Mr. Hulls entered into a retention bonus agreement as described in the Retention Bonus Agreement heading in this section.

Charles “CJ” Prober Employment Agreement

On November 22, 2021, we and Mr. Prober entered into an employment agreement in connection with our acquisition of Tile, which was subsequently amended in April 2022. Pursuant to this agreement, Mr. Prober was entitled to an initial base salary of $400,000. The agreement also provided that Mr. Prober would remain on Tile’s bonus plan and was eligible to receive a $225,000 cash bonus, which was paid to Mr. Prober on April 29, 2022. Mr. Prober is eligible to receive a target bonus equal to 75% of his then current base salary, payable in accordance with the terms of the Company’s Compensation Plan for Board Directors and Company Leadership, as described further above.

Mr. Prober also received a retention RSU award representing 614,859 shares of the Company’s stock, which is scheduled to vest in two equal annual installments, subject to Mr. Prober’s continuous employment with the Company through each such vesting date. The first installment vested on January 5, 2022.

Mr. Prober’s employment was “at-will.” On January 18, 2023 we and Mr. Prober agreed that Mr. Prober will step down from his current positions as President of the Company and as the Chief Executive Officer of Tile, effective on the earlier of (i) 30 calendar days after the date that the Company appoints a chief operating officer (or equivalent role) of the Company and (ii) September 2, 2023 (the “Effective Date”). Within one week of the Effective Date, Mr. Prober will receive the severance benefits to which he is entitled pursuant to the terms of his employment agreement in the case of a resignation for good reason except that, instead of accelerating immediately upon the Effective Date, any stock options, RSUs or other equity awards granted to Mr. Prober that are outstanding as of the Effective Date shall continue to be exercisable and vest (as applicable) until July 6, 2024 (the “Equity Vesting Period”). Pursuant to his separation agreement, Mr. Prober agreed to provide certain transition and advisory services as an independent contractor to the Company through the Equity Vesting Period.

Kirsten Daru Employment Agreement

On January 17, 2022, we and Ms. Daru entered into an employment agreement in connection with our acquisition of Tile. Pursuant to this agreement, Ms. Daru was entitled to a base salary of $320,000. The employment agreement also provides that Ms. Daru is eligible to receive a target bonus equal to $100,000, payable in accordance with the terms of the Company’s Compensation Plan for Board Directors and Company Leadership, as described further above. Ms. Daru also received an initial RSU equity award of common stock worth $666,667 subject to a four-year vesting schedule with a one-year cliff, vesting in equal monthly installments thereafter, subject to continued employment with the company through each such date. The employment agreement also provides for an initial option award worth $1,333,333, subject to a four-year vesting schedule with a one-year cliff, vesting in equal monthly. Ms. Daru’s employment is “at-will.” Ms. Daru’s employment agreement provided that in the event of a Change of Control of the Company, if the acquiring or successor corporation does not assume, substitute, or otherwise continue the option or RSU award provided in her employment agreement, then 100% of such awards shall accelerate an vest; and provided further that if she was terminated without Cause or resigned for Good Reason within the twelve months following a Change of Control of the Company, Ms. Daru would be entitled to receive accelerated vesting of the option grant and RSU award provided in her employment agreement. The Company was entitled to terminate Ms. Daru’s employment at any time, provided that we were required to give Ms. Daru at least six months’ notice in the event her termination without Cause. In the event Ms. Daru was terminated without Cause or she resigned for Good Reason, Ms. Daru would have been entitled to receive i) a lump sum cash amount equal to six months of her base salary as then in effect, ii) any accrued but unpaid bonus on a pro rata basis, and iii) healthcare premiums for up to six months following termination.

Ms. Daru voluntarily resigned without Good Reason from the Company in a manner compliant with her employment agreement. Her resignation was effective on February 1, 2023.

Kirsten Daru Separation and Consulting Agreements

On February 1, 2023, we and Ms. Daru entered into a separation agreement in connection with her voluntary resignation. Pursuant to this agreement, Ms. Daru is entitled to a separation payment of $160,000 and a prorated target bonus. In connection with the separation, we engaged Ms. Daru as a consultant. Pursuant to her separation and consulting agreements, Ms. Daru’s previously granted RSU and option awards will continue in their applicable vesting schedules through January 31, 2024 by the terms of the agreements that previously applied to each such RSU and option.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table shows for the fiscal year ended December 31, 2022, certain information regarding outstanding equity awards at fiscal year-end for the Named Executive Officers.

OUTSTANDING EQUITY AWARDS AS OF DECEMBER 31, 2022 (1)

			Option Awards				Stock Awards
Name	Grant Date		Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)(2)
Chris Hulls	10/24/2017	(3)	208,987	—	2.15	10/24/2027	—	—
	7/16/2018	(3)	1,269,386	—	2.53	7/16/2028	—	—
	10/30/2018	(3)	10	—	9.55	10/30/2028	—	—
	7/30/2020	(4)	153,333	76,667	7.28	7/30/2030	—	—
	2/2/2021	(5)	45,833	54,167	13.35	2/1/2027	27,084	268,402
	5/20/2022	(6)	64,616	217,349	8.19	5/20/2028	53,358	528,778
Charles “CJ” Prober	4/12/2022	(7)	—	232,752	11.18	4/12/2028	614,859	6,093,252
Kirsten Daru (11)	1/5/2022	(8)	1,652	—	9.74	1/5/2032	—	—
	1/5/2022	(8)	47	—	20.76	1/5/2032	—	—
	1/27/2022	(9)	—	198,082	14.96	1/27/2028	35,900	355,769
	4/12/2022	(10)	—	—	—	—	51,238	507,768

(1)	All of the option awards and stock awards were granted under our Amended and Restated 2011 Stock Plan, the terms of which plan is described below under “Equity Plans.”
(2)

Values are based on the closing price of our CDIs on the Australian Securities Exchange on December 31, 2022 (AUD$4.86), multiplied by the number of CDIs representing beneficial ownership in one share of common stock (3), multiplied by the AUD:USD conversion rate as in effect on December 31, 2022, as reported by Wall Street Journal (0.68).

(3)	Represents a grant of stock options that were entirely vested as of December 31, 2022.
(4)	Represents a grant of 230,000 stock options that vest in equal monthly installments over four years from April 10, 2020, subject to the holder’s continued service on each vesting date.
(5)

Represents a grant of 100,000 stock options and 50,000 RSUs that each vest in equal monthly installments over four years from February 1, 2021, subject to the holder’s continued service on each vesting date.

(6)

Represents a grant of 281,965 stock options and 69,220 RSUs that each vest in equal monthly installments over four years from January 1, 2022, subject to the holder’s continued service on each vesting date.

(7)

Represents a grant of 232,752 stock options, that vest 1/48th monthly following a 2 year cliff from a vesting commencement date of April 12, 2022 and 614,859 RSUs that vest 50% annually over two years on the anniversary of January 5, 2022, subject to the holder’s continued service on each vesting date.

(8)	Reflects Company stock options granted in connection with the Company’s acquisition of Tile. These options were vested in full as of the grant date.
(9)

Represents a grant of 198,082 stock options and 35,900 RSU that will each vest 1/48th monthly following a 1-year cliff from a vesting commencement date of January 17, 2022, subject to the holder’s continued service on each vesting date.

(10)	Represents a grant of 51,238 RSUs that vest 50% annually over two years on the anniversary of January 5, 2022, subject to the holder’s continued service on each vesting date.
(11)

Effective February 1, 2023, Ms. Daru resigned as Chief Privacy Officer, General Counsel and Corporate Secretary and transitioned to an advisory role. Pursuant to the terms of her separation agreement, the vesting schedule for Ms. Daru’s awards will remain as described above, subject to her continued service.

Equity Plans

Amended and Restated 2011 Stock Plan

The Stock Plan, was initially approved by our Board on July 27, 2011 and by our stockholders on October 11, 2011 and was most recently amended by our Board on March 10, 2020, and approved by our stockholders July 30, 2020.

Purpose

The purpose of the Stock Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and consultants, and to promote the success of our business.

Types of Stock Awards

The Stock Plan permits the grant of incentive stock options, nonstatutory stock options, restricted stock, and restricted stock units (all such types of awards, collectively, “stock awards”). Incentive stock options may only be granted to employees of the Company.

Number of Shares

Subject to adjustments as set forth in the Stock Plan, the maximum aggregate number of shares of common stock that may be issued under the Stock Plan is 24,283,359 shares. The shares may be authorized, but unissued, or reacquired shares. Furthermore, subject to adjustments as set forth in the Stock Plan, in no event shall the maximum aggregate number of shares that may be issued under the Stock Plan pursuant to incentive stock options exceed the number set forth above plus, to the extent allowable under Section 422 of the U.S. Tax Code and the regulations promulgated thereunder, any shares that again become available for issuance pursuant to the Stock Plan.

The number of shares of common stock available for issuance under the Stock Plan has been and will be increased on January 1 of each year, commencing with January 1, 2021 and ending on January 1, 2028 (which is expected to be the last January 1st before the termination date of the Stock Plan), in an amount equal to the lessor of (i) five percent (5%) of the outstanding Shares (as defined in the Stock Plan) on the last day of the immediately preceding December 31, (ii) 5,000,000 Shares and (iii) such number of Shares determined by the Board.

Lapsed Awards

To the extent a stock award expires or is forfeited or becomes unexercisable for any reason without having been exercised in full, the unissued shares that were subject thereto shall, unless the Stock Plan shall have been terminated, continue to be available under the Stock Plan for issuance pursuant to future stock awards. In addition, any Shares which we retain upon exercise of a stock award in order to satisfy the exercise or purchase price for such stock award or any withholding taxes due with respect to such stock award shall be treated as not issued and shall continue to be available under the Stock Plan for issuance pursuant to future stock awards. Shares issued under the Stock Plan and later forfeited to us due to the failure to vest or repurchased by us at the original purchase price paid to us for the shares (including without limitation upon forfeiture to or repurchase by us in connection with a participant ceasing to be a service provider) shall again be available for future grant under the Stock Plan.

Eligibility

Employees, directors and consultants of us or our parent, subsidiaries, or affiliates are all eligible to participate in the Stock Plan. Incentive stock options may only be granted to employees.

Administration

The Stock Plan is administered by the Board or a committee thereof, which committee will be constituted to satisfy applicable laws (the “Administrator”). Subject to the terms of the Stock Plan, the Administrator has the authority, in its discretion, to (i) determine the fair market value in accordance with the Stock Plan; (ii) select the service providers to whom stock awards may be granted under the Stock Plan; (iii) determine the number of shares to be covered by each stock award granted under the Stock Plan; (iv) approve forms of stock award agreements for use under the Stock Plan; (v) determine the terms and conditions, not inconsistent with the terms of the Stock Plan, of any stock award granted thereunder; (vi) amend any outstanding stock award or agreement related to any optioned stock, restricted stock or RSU, including any amendment adjusting; (vii) determine whether and under what circumstances an option may be settled in cash instead of shares; (viii) approve addenda or grant stock awards to, or to modify the terms of, any outstanding option agreement, restricted stock purchase agreement, RSU agreement, or any agreement related to any optioned stock, restricted stock or RSUs; (ix) construe and interpret the terms of the Stock Plan, any option agreement, restricted stock purchase agreement, or restricted stock unit agreement and any agreement related to any optioned stock, restricted stock or RSUs, which constructions, interpretations and decisions shall be final and binding on all participants.

Stock Options

Each stock option will be designated in the stock award agreement as either an incentive stock option (which is entitled to favorable tax treatment) or a nonstatutory stock option. However, notwithstanding such designation, to the extent that the aggregate fair market value of the shares with respect to which incentive stock options are exercisable for the first time by the participant during any calendar year exceeds $100,000, such stock options will be treated as nonstatutory stock options. Incentive stock options may only be granted to our employees.

The term of each stock option will be stated in the stock award agreement. In the case of an incentive stock option, the term will be 10 years from the date of grant, or such shorter term as may be provided in the stock award agreement. Moreover, in the case of an incentive stock option granted to a participant who owns stock representing more than 10% of the total combined voting power of all classes of our stock or the stock of any subsidiary, the term of the incentive stock option will be five years from the date of grant or such shorter term as may be provided in the stock award agreement.

The per share exercise price for the shares to be issued pursuant to exercise of a stock option will be determined by the Administrator, subject to the following: in the case of an incentive stock option (i) granted to an employee who, at the time the incentive stock option is granted, owns stock representing more than 10% of the voting power of all classes of our stock or the stock of any subsidiary, the per share exercise price will be no less than 110% of the fair market value per share on the date of grant; and (ii) granted to any other employee, the per share exercise price will be no less than 100% of the fair market value per share on the date of grant. In the case of a nonstatutory stock option, the per share exercise price will be no less than 100% of the fair market value per share on the date of grant.

At the time a stock option is granted, the Administrator will fix the period within which the stock option may be exercised and will determine any conditions that must be satisfied before the stock option may be exercised. The Administrator will also determine the acceptable form of consideration for exercising a stock option, including the method of payment which may consist of (1) cash; (2) check; (3) to the extent permitted under, and in accordance with, applicable laws, delivery of a promissory note with such recourse, interest, security and redemption provisions as the Administrator determines to be appropriate; (4) cancellation of indebtedness; (5) other previously owned shares that have a fair market value on the date of surrender equal to the aggregate exercise price of the shares as to which the option is exercised; (6) a cashless exercise; (7) such other consideration and method of payment permitted under applicable laws; or (8) any combination of the foregoing methods of payment.

If a participant ceases to be a service provider other than for “Cause,” as defined in the Stock Plan, the participant may exercise his or her stock option within such period of time as is specified in the stock award agreement to the extent that the stock option is vested on the date of termination (but in no event later than the expiration of the term of such stock option). In the absence of a specified time in the stock award agreement, to the extent vested as of a participant’s termination, the stock option will remain exercisable for 12 months following a termination for death or disability, and 3 months following a termination for any other reason other than Cause. Any outstanding stock option (including any vested portion thereof) held by a participant shall immediately terminate in its entirety upon the participant being first notified of his or her termination for Cause.

Restricted Stock and Restricted Stock Units (RSUs)

Restricted stock awards are grants of shares of Company common stock that are subject to various restrictions, including restrictions on transferability and forfeiture provisions. Shares of restricted stock will vest and the restrictions on such shares will lapse in accordance with terms and conditions established by the Administrator. Each RSU is a bookkeeping entry representing an amount equal to the fair market value of one share of our Company common stock.

In determining whether restricted stock or RSUs should be granted, and/or the vesting schedule for such a stock award, the Administrator may impose whatever conditions on vesting as it determines to be appropriate. For example, the Administrator may determine to grant restricted stock or RSUs only if performance goals established by the Administrator are satisfied. Any performance goals may be applied on a Company-wide or an individual business unit basis, as determined by the Administrator.

During the period of restriction, participants holding restricted stock may exercise full voting rights and will be entitled to receive all dividends and other distributions paid. Any dividends or distributions paid with respect to such shares will be subject to the same restrictions, including without limitation restrictions on transferability and forfeitability, as the restricted stock with respect to which they were paid.

During the vesting period, participants holding RSUs will hold no voting rights by virtue of such RSUs. The Administrator may, in its sole discretion, award dividend equivalents in connection with the grant of RSUs that may be settled in cash, in shares of equivalent value, or in some combination thereof. Any dividend equivalents awarded with respect to such RSUs will be subject to the same restrictions, including without limitation restrictions on transferability and forfeitability, as the RSUs with respect to which they were awarded.

Leaves of Absence / Transfer Between Locations

The Administrator has the discretion to determine at any time whether and to what extent the vesting of stock awards shall be suspended during any leave of absence. A participant will not cease to be an employee in the case of (i) sick leave we approve, (ii) military leave, (iii) any leave of absence approved by the participant’s employer or (iv) transfers between our locations or between us and any affiliate. If an employee holds an incentive stock option and such leave exceeds 3 months then, for purposes of incentive stock option status only, such employee’s service as an employee shall be deemed terminated on the first day following such 3 month period, and the incentive stock option shall thereafter automatically treated for tax purposes as a nonstatutory stock option in accordance with applicable laws, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to a written company policy.

Nontransferability of Stock Awards

Unless determined otherwise by the Administrator, a stock award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the participant, only by the participant. If the Administrator makes a stock award transferable, such stock award will contain such additional terms and conditions as the Administrator deems appropriate.

Effect of a Corporate Transaction

In the event of (i) a transfer of all or substantially all of the company’s assets, (ii) a merger, consolidation or other capital reorganization or business combination transaction of the company with or into another corporation, entity or person, or (iii) the consummation of a transaction, or series of related transactions, in which any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of the company’s capital stock that represents at least a majority of the voting power of the company’s then outstanding capital stock (a “Corporate Transaction”), each outstanding stock award (vested or unvested) will be treated as the Administrator determines, which determination may be made without the consent of any participant and need not treat all outstanding stock awards (or portion thereof) in an identical manner. Such determination, without the consent of any participant, may provide (without limitation) for one or more of the following in the event of a Corporate Transaction: (A) the continuation of such outstanding stock awards by the company (if the company is the surviving corporation); (B) the assumption of such outstanding stock awards by the surviving corporation or its parent; (C) the substitution by the surviving corporation or its parent of new options or equity awards for such stock awards; (D) the cancellation of such stock awards in exchange for a payment to the participants equal to the excess of (1) the fair market value of the shares subject to such stock awards as of the closing date of such Corporate Transaction over (2) any exercise price or purchase price paid or to be paid for the shares subject to the stock awards; or (E) the cancellation of any outstanding options, an outstanding right to purchase Restricted Stock or outstanding RSUs, in any case, for no consideration.

Notwithstanding anything under the Stock Plan, any stock award agreement or otherwise, any escrow, holdback, earn-out or similar provisions agreed to pursuant to, or in connection with, a Corporate Transaction shall, unless otherwise determined by our Board, apply to any payment or other right a participant may be entitled to under the Stock Plan, if any, to the same extent and in the same manner as such provisions apply generally to the holders of our common stock with respect to the Corporate Transaction, but only to the extent permitted by applicable law. In addition, notwithstanding the above, under no circumstances may the terms of any outstanding Option be amended or modified so as to have any of the following effects: (1) reducing the per share exercise price of an Option, (2) increasing the period for exercise of an Option, or (3) increasing the number of shares received on exercise of an Option. Further, any other amendment or modification to the terms of any Option can only be made with stockholder approval or on the provision of a waiver of the official rules of ASX Limited (trading as the Australian Securities Exchange) granted by ASX Limited, and under no circumstances may an Option be cancelled unless (1) stockholder approval has been obtained for the cancellation of the Option, or (2) no consideration is provided to the optionee in connection with the cancellation of the Option.

Amendment, Termination and Duration of the Stock Plan

Subject to the ASX Listing Rules, and any waivers granted by ASX, the Board may at any time amend or terminate the Stock Plan, but no amendment or termination (other than an adjustment pursuant to a Corporate Transaction (as defined in and pursuant to the Stock Plan) shall be made that would materially and adversely affect the rights of any participant under any outstanding award, without his or her consent. In addition, to the extent necessary and desirable to comply with applicable laws, we will obtain the approval of holders of capital stock with respect to any Stock Plan amendment in such a manner and to such a degree as required.

DIRECTOR COMPENSATION

Under the Company’s Bylaws, the directors decide the total amount paid to each non-executive director as remuneration for their services. However, under the ASX Listing Rules, the total amount paid to all non-executive directors must not exceed in any financial year the amount fixed in a general meeting of the Company. This amount is capped under the Bylaws at $1,000,000. Any increase to the aggregate amount needs to be approved by stockholders. Additionally, under the ASX Listing Rules, the Company must not permit a director to acquire securities under an employee incentive scheme unless it obtains stockholder approval.

Therefore, the issue of RSUs and options to each director requires stockholder approval. Directors will seek approval of the stockholders from time to time, as required by ASX Listing Rules and as appropriate. This aggregate annual sum does not include any special remuneration which our Board may grant to the directors for special exertions or additional services performed by a director for or at the request of the company, which may be made in addition to or in substitution for the director’s fees.

In 2022, we paid our directors as follows:

Position	Cash ($)	Equity Value ($) (2)	Total ($)
Board Chair (1)	45,000	140,000	185,000
Board Member	35,000	120,000	155,000
Audit and Risk Management Committee Chair	5,000	15,000	20,000
Audit and Risk Management Committee Member	3,000	5,000	8,000
Remuneration and Nomination Committee Chair	4,000	6,000	10,000
Remuneration and Nomination Committee Member	2,000	3,000	5,000

(1)	Board Chair fee is in lieu of Board Member fee. Committee Member fees are supplemental to Board Chair, Board Member or Committee Chair fees.
(2)	Non-employee directors receive 100% of their equity award as RSUs.

Fees paid to directors are reviewed and set on an annual basis. In 2023, the Board approved increases to the fees paid to our directors as follows:

Position	Cash ($)	Equity Value ($) (2)	Total ($)
Board Chair (1)	48,000	143,500	191,500
Board Member	35,000	120,000	155,000
Audit and Risk Management Committee Chair	5,000	15,000	20,000
Audit and Risk Management Committee Member	3,500	5,500	9,000
Remuneration and Nomination Committee Chair	5,000	7,000	12,000
Remuneration and Nomination Committee Member	4,000	5,000	9,000

(1)	Board Chair fee is in lieu of Board Member fee. Committee Member fees are supplemental to Board Chair, Board Member or Committee Chair fees.
(2)	Non-employee directors 100% of their equity award as RSUs

The following table shows for the fiscal year ended December 31, 2022 the compensation earned by our paid to all non-employee directors of the Company:

DIRECTOR COMPENSATION FOR FISCAL 2022

Name	Fees earned or paid in cash ($) (1)	Stock Awards ($) (2)	Option Awards ($) (3)	Total ($)
John Philip Coghlan	50,000	44,423	211,097	305,520
Alex Haro	35,000	36,011	171,160	242,171
Brit Morin	37,000	36,912	175,439	249,351
James Synge	38,000	37,518	178,288	253,806
Mark Goines	39,000	37,813	179,721	256,534
David Wiadrowski	40,000	40,516	192,555	273,071
Randi Zuckerberg	38,000	37,518	178,288	253,806

(1)

In 2022, each director received a base fee of $35,000, except for Mr. Coghlan, who received $45,000 for serving as Chair of our Board. In addition, Messrs. Coghlan, Synge, and Ms. Zuckerberg, each received an additional $3,000 for serving as members of our Audit and Risk Management Committee, and Mr. Wiadrowski received an additional $5,000 for serving as the chair of our Audit and Risk Management Committee; and Mr. Coghlan and Ms. Morin each received an additional $2,000 for serving on our Remuneration and Nomination Committee, and Mr. Goines received an additional $2,000 for serving as the chair of our Remuneration and Nomination Committee.

(2)

RSU awards are reported at aggregate grant date fair value in the year granted, as determined in accordance with the provisions of FASB ASC Topic 718. For the assumptions used in valuing these awards for purposes of computing this expense, please see Note 15 of the financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022of Life360 for the year ended December 31, 2022. The number of RSUs is calculated based on the value of Company stock on December 31, 2022. The RSU grants vest and are settled quarterly over the year following their grant provided that the director remains a director as at the applicable vesting date. In 2022, John Philip Coghlan was issued 5,424 RSUs, Alex Haro was issued 4,397 RSUs, Brit Morin was issued 4,507 RSUs, James Synge was issued 4,581 RSUs, Mark Goines was issued 4,617 RSUs, David Wiadrowski was issued 4,947 RSUs, and Randi Zuckerberg was issued 4,581 RSUs. As of December 31, 2022, John Philip Coghlan held 2,712 RSUs, Alex Haro held 2,199 RSUs, Brit Morin held 2,254 RSUs, James Synge held 2,291 RSUs, Mark Goines held 2,309 RSUs, David Wiadrowski held 2,474 RSUs, and Randi Zuckerberg held 2,291 RSUs.

(3)

Option awards are reported at aggregate grant date fair value in the year granted, as determined in accordance with the provisions of FASB ASC Topic 718. For the assumptions used in valuing these awards for purposes of computing this expense, please see Note 15 of the financial statements of Life360 for the year ended December 31, 2022. The number of options is calculated based on the value of Company stock on the 2022 Annual General Meeting date. The options vest quarterly over the year following their grant provided that the director remains a director as at the applicable vesting date. In 2022, John Philip Coghlan was issued 25,775 options, Alex Haro was issued 20,899 options, Brit Morin was issued 21,421 options, James Synge was issued 21,769 options, Mark Goines was issued 21,944 options, David Wiadrowski was issued 23,511 options, and Randi Zuckerberg was issued 21,769 options. As of December 31, 2022, John Philip Coghlan held 265,004 options, Alex Haro held 407,837 options, Brit Morin held 127,031 options, James Synge held 33,972 options, Mark Goines held 34,045 options, David Wiadrowski held 37,361 options, and Randi Zuckerberg held 37,870 options.

TRANSACTIONS WITH RELATED PERSONS AND INDEMNIFICATION

RELATED PERSON TRANSACTIONS POLICY AND PROCEDURES

We have procedures in place to identify related party transactions. We require all Board members to complete and sign an annual director’s questionnaire which includes updated directorships and known related party transactions. All related party transactions pertaining to executives, including the Chief Executive Officer, require approval by the Audit and Risk Management Committee. All Board directors are required to declare all conflicts of interest at every Board meeting. Management reviews the vendor list every month to identify any related parties. Transactions with related parties will also be subject to stockholder approval to the extent required by the ASX Listing Rules.

CERTAIN RELATED PERSON TRANSACTIONS

The following includes a summary of transactions since January 1, 2022 to which we have been a party in which the amount involved exceeded or will exceed $120,000, and in which any of our directors, executive officers or beneficial owners of more than 5% of any class of our voting securities or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than compensation arrangements with directors and executive officers, which are described in the section titled “Executive Compensation” In this proxy statement.

Fourth Amended and Restated Investors’ Rights Agreement

On September 18, 2018, we entered into the fourth amended and restated investors’ rights agreement (the “Investors’ Rights Agreement”) with certain holders of our common stock, including Christopher Hulls, our Co-Founder, Chief Executive Officer, and member of our Board, James Synge, a member of our Board, entities affiliated with each of Alex Haro, Mark Goines and John Philip Coghlan, each a member of our Board, and certain other holders of common stock or CDIs of the Company issued upon the prior conversion of the Company’s preferred stock. The Investors’ Rights Agreement provides, among other things, certain stockholders with registration rights and piggyback rights in connection with our common stock. The Investors’ Rights Agreement also contains certain limitations on the ability of such stockholders to sell, loan or otherwise dispose of any of our securities, subject to certain exceptions, in connection with an initial public offering. We will pay for certain fees and expenses relating to the registration rights set forth in the Investors’ Rights Agreement and agreed to indemnify the holders of registrable securities and certain other parties against (or make contributions in respect of) certain liabilities that may arise under the Securities Act. The Investors’ Rights Agreement further provides certain holders holding at least 100,000 shares of our common stock with a right of first offer with respect to our future proposed equity financings, subject to specified conditions. For additional information, see the section titled “Description of Registrant’s Securities to be Registered.” This summary does not purport to be complete and is qualified in its entirety by the provisions of the Investors’ Rights Agreement, a copy of which has been filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended 2022.

Notes Due from Affiliates

In February 2016, we received a promissory note from, and entered into a pledge and security agreement with, Christopher Hulls, our Co-Founder, Chief Executive Officer and director for amounts totaling $253,003.50, which was partially secured by 1,405,575 shares of common stock owned by Mr. Hulls, and accrued interest at a rate of 2.61% per annum. The outstanding balance of payments for Mr. Hulls’ loan was repaid as of June 22, 2022.

In February 2016, we received a promissory note from, and entered into a pledge and security agreement with, Alex Haro, our Co-Founder and director, for amounts totaling $220,321.26, which was partially secured by 1,224,007 shares of common stock owned by Mr. Haro and accrued interest at a rate of 2.61% per annum. The outstanding balance of payments for Mr. Haro’s loan was repaid as of June 22, 2022.

Other Related Party Transactions

In November 2021, we entered into a consulting agreement with Carthona Capital for strategic advice regarding certain potential capital raising or business combination transactions involving Life360, including but not limited to advice regarding the overall structuring, positioning, market consideration and appropriate documentation regarding such prospective transactions. James Synge, a member of our Board, is a Principal and Partner of Carthona Capital We agreed to pay Carthona Capital Pty Ltd an aggregate amount equal to $200,000 minus any amounts paid to Carthona Capital as reimbursement of expenses pursuant to the consulting agreement.

Indemnification

The Company provides indemnification for its directors and officers so that they will be free from undue concern about personal liability in connection with their service to the Company. Under the Company’s Bylaws, the Company is required to indemnify its directors and officers to the extent not prohibited under Delaware or other applicable law. The Company has also entered into indemnity agreements with certain officers and directors. These agreements provide, among other things, that the Company will indemnify the officer or director, under the circumstances and to the extent provided for in the agreement, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of the Company, and otherwise to the fullest extent permitted under Delaware law and the Company’s Bylaws.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Life360, Inc. stockholders will be “householding” the Company’s proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or Life360, Inc. Direct your written request to Life360, Inc., Attn: Management, 1900 S Norfolk Street, San Mateo, CA 94403. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

GENERAL INFORMATION

Life360’s CDIs are issued in reliance on the exemption from registration contained in Regulation S of the U.S. Securities Act of 1933 (Securities Act) for offers of securities which are made outside the U.S. Accordingly, the CDIs, have not been, and will not be, registered under the Securities Act or the laws of any state or other jurisdiction in the U.S. As a result of relying on the Regulation S exemption, the CDIs are ‘restricted securities’ under Rule 144 of the Securities Act. This means that the CDIs cannot be sold into the U.S. or to a U.S. person who is not a Qualified Institutional Buyer (as defined under Rule 144A under the Securities Act, a ‘QIB’) for the foreseeable future except in very limited circumstances until after the end of the restricted period, unless the re-sale of the CDIs is registered under the Securities Act or an exemption is available. To enforce the transfer restrictions, all CDIs issued bear a FOR Financial Product designation on the ASX. This designation restricts any CDIs from being sold on the ASX to U.S. persons excluding QIBs. CDIs may be transferred on ASX to any person other than a U.S. person who is not a QIB. Hedging transactions with regard to the CDIs may only be conducted in accordance with the Securities Act.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Russell Burke
Chief Financial Officer

April      , 2023

A copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2022 is available without charge upon written request to: Chief Financial Officer, Life360, Inc., 1900 S Norfolk Street, San Mateo, CA 94403.

Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be Received by 4:30 PM (PDT) on May 28, 2023. Online Go to www.investorvote.com/LFTI or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada 000004 ENDORSEMENT LINE SACKPACK MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 MMMMMMMMMMMM MMMMMMMMMMMMMM C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 2023 Annual Meeting Proxy Card 1234 5678 9012 345 IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proposals — The Board of Directors recommend a vote FOR Proposals 1 to 11. For Withhold 1a. Re-election of Mark Goines as a 1b. Re-election of Alex Haro as a Director Director For Against Abstain 2. Approval of Stock Plan (ASX Listing Rule 7.2) 4. Approval of grant of RSUs to John Philip Coghlan 6. Approval of grant of RSUs to James Synge 8. Approval of grant of RSUs to David Wiadrowski 10. Approval of grant of RSUs to Alex Haro For Withhold For Withhold 1c. Re-election of Randi Zuckerberg as a Director For Against Abstain 3. Approval of grant of RSUs to Chris Hulls 5. Approval of grant of RSUs to Brit Morin 7. Approval of grant of RSUs to Mark Goines 9. Approval of grant of RSUs to Randi Zuckerberg 11. Ratification of Securities Issued (ASX Listing Rules 7.1 & 7.4) Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 1UPX 575542 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

2023 Annual Meeting of Life360 Wednesday, May 31, 2023 at 9:30 A.M. (AEST) (being Tuesday, May 30, 2023 at 4:30 P.M. PDT) The 2023 Annual Meeting of Shareholders of Life360 will be held on Wednesday, May 31, 2023 at 9:30 AM (AEST) (being Tuesday, May 30, 2023 at 4:30 PM PDT) virtually via the Internet at https://web.lumiagm.com/399569800 (Meeting ID: 399-569-800) To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Life360 + Notice of 2023 Annual Meeting of Shareholders Proxy Solicited by Board of Directors for Annual Meeting – May 31, 2023 The Chairman of the meeting, or any other Director of the Company (if required) or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Life360 to be held on May 31, 2023 (AEST) (May 30, 2023 PDT) or any postponement or adjournment thereof. Shares represented by this proxy, when properly executed, will be voted in the manner directed herein. If no such directions are indicated, the Proxies will have authority to vote FOR Items 1-11. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. Only those Shareholders of record, or beneficial owners of Shares or CDIs held on Tuesday, April 11, 2023 at 7.00pm (AEST)(being Tuesday, April 11, 2023 at 2.00am Pacific Time) may vote at the Annual Meeting. Valid, signed and dated proxy cards must be received by Computershare US no later than Sunday, May 28, 2023 at 4.30pm (Pacific Time) (being Monday, May 29, 2023 at 9.30am AEST). (Items to be voted appear on the reverse side) Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below.